UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Granite Point Mortgage Trust Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GRANITE POINT MORTGAGE TRUST

Notice of Annual Meeting and 2023 Proxy Statement

Dear Fellow Stockholders,
On behalf of the Board of Directors of Granite Point Mortgage Trust Inc., it is my pleasure to invite you to our 2023 Annual Meeting of Stockholders, which will be conducted virtually via live webcast, on Thursday, June 1, 2023, at 10:00 a.m. Eastern Time. We believe that hosting a virtual annual meeting will make our annual meeting more accessible for all our stockholders.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting and details regarding access to the webcast. It is important that your shares of common stock be represented at our Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the virtual meeting. Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you receive for our Annual Meeting, or, if you have elected to receive a paper or email copy of the proxy materials, by completing, signing and returning the proxy card that is provided.
We hope you are able to attend our virtual 2023 Annual Meeting. We appreciate your continued support and the confidence demonstrated by your investment in Granite Point.
Sincerely, John A. Taylor President, Chief Executive Officer and Director April 17, 2023

NOTICE OF ANNUAL MEETING
MEETING LOGISTICS
When:	Thursday, June 1, 2023 10:00 a.m. Eastern Time
Where:	You can attend the meeting by logging into virtualshareholdermeeting.com/GPMT2023 and following the instructions provided on your Notice of Availability.
Who:	You may vote at the Annual Meeting if you were a holder of record of our common stock as of the close of business on April 3, 2023.
Voting:
You are encouraged to vote in one of the following ways prior to the meeting.
Stockholders of Record
By Internet	Please access the website www.proxyvote.com and follow the instructions provided on the Notice of Availability or proxy card.
By Telephone	Please call the number and follow the instructions provided on the Notice of Availability or proxy card.
By Mail	Please complete, sign and date your proxy card and return it in the reply envelope included with the paper proxy materials.
Beneficial Owners
If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2023:
Our 2023 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.proxyvote.com

VOTING ITEMS
Proposals		Board’s Voting Recommendation
	To elect as directors the six nominees named in the accompanying proxy statement	FOR
	To approve on an advisory basis the compensation of our named executive officers	FOR
	To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2023	FOR
We will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
On or about April 17, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials, which contains information regarding how to access our proxy materials and vote, to stockholders unless they have directed us to provide the materials in a different manner. Certain stockholders will continue to receive a printed set of proxy materials, including our Proxy Statement, Annual Report on Form 10-K and proxy card or voting instructions. Our Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/GPMT2023. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.
BY ORDER OF THE BOARD OF DIRECTORS,
Michael J. Karber
Vice President, General Counsel and Secretary
April 17, 2023

2023 PROXY STATEMENT / 1

Proxy Summary

This summary does not contain all the information you should consider before voting. Please read the entire proxy statement carefully.
About Our Company
Granite Point Mortgage Trust Inc. (NYSE: GPMT) is an internally managed real-estate finance company that focuses primarily on directly originating, investing in and managing senior floating-rate commercial mortgage loans and other debt and debt-like commercial real estate (CRE) investments. We operate as a real estate investment trust, or REIT, as defined under the Internal Revenue Code.
We are a long-term, fundamental value-oriented investor. We construct our investment portfolio on a loan-by-loan basis, emphasizing rigorous credit underwriting, selectivity and diversification, and we assess each investment from a fundamental value perspective relative to other opportunities available in the market.
GRANITE POINT MORTGAGE TRUST INC. TIMELINE
INTERNALIZATION
As noted in the timeline above, we were externally managed by Pine River Capital Management L.P., or our Former Manager, through 2020. We entered into a definitive agreement with our Former Manager on October 10, 2020, pursuant to which we internalized our management function on December 31, 2020. Our internal management structure and the accompanying enhancements in disclosure and transparency provide us with a differentiated platform that is more closely aligned with our stockholders’ interests.
Benefits of Internal Management Structure for Our Stockholders

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Meaningfully reduced operating expenses and created opportunities to realize increased economies of scale

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No management fee based on stockholders’ equity

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Executive compensation program emphasizes performance-based cash and equity awards that incorporate financial and non-financial goals

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Compensation Committee approval  –  and transparent disclosure  –  of all components of executive compensation, not just equity awards

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Alignment of capital markets activities with stockholder interests

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OUR INVESTMENT STRATEGY
Our investment objective is to generate attractive, risk-adjusted returns for our stockholders over the long-term, primarily through dividends, and to preserve our stockholders’ capital through business cycles. We believe that the stability of our capital base is important to our ability to invest in assets that generate attractive returns on an ongoing basis. We seek to achieve our investment objective by relying on the experience of our team, leveraging our longstanding industry relationships and identifying, sourcing, structuring and managing investments with attractive risk-return profiles.
We directly originate, invest in and manage a portfolio of primarily senior floating-rate commercial real estate loans and other debt and debt-like instruments secured by various types of institutional quality commercial properties located in attractive markets across the United States and managed by experienced owners. These loans may vary in term and may bear interest at a fixed or floating rate, although our primary focus is on floating-rate loans. We typically provide intermediate-term bridge or transitional financing for a variety of purposes, including acquisitions, recapitalizations, refinancings and a range of business plans, including lease-up, renovation, repositioning and repurposing of the commercial property.
As a long-term, fundamental value-oriented investor, we may adjust our investment strategy as we react to evolving market dynamics. We believe there are enduring opportunities within our target investments that present attractive, risk-adjusted returns. However, as economic and business cycles develop, we may expand and/or adjust our investment strategy and target investments to capitalize on various investment opportunities. At time, we may prioritize maintaining higher liquidity and lower leverage to provide us with more flexibility to actively manage our portfolio and our balance sheet, depending on the market conditions. We believe that our well-diversified portfolio and flexible investment strategy will allow us to actively adapt to changing market conditions and generate attractive, long-term risk-adjusted returns for our stockholders in a variety of environments.
Portfolio and Capitalization Snapshot

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Broadly diversified 100% loan portfolio comprised of 90 discrete investments totaling $3.6 billion in commitments and $3.4 billion outstanding balance

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99% senior loans with an average commitment of $37 million and a weighted average stabilized LTV(1) of 62.9% and yield(1) of 8.4%

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Capitalized with approximately $1 billion of equity and a well-balanced funding profile with 60% non-mark-to-market borrowings and moderate leverage of 2.3x debt-to-equity(1)

(1) See definition in the Appendix
2023 PROXY STATEMENT / 3

Meeting Information

DATE & TIME:
Thursday, June 1, 2023
10:00 a.m. Eastern Time
VIRTUAL MEETING:
This year’s meeting will be held virtually at virtualshareholdermeeting.com/GPMT2023
RECORD DATE:
Holders of record of common stock at the close of business on April 3, 2023, are eligible to vote

MEETING AGENDA:
1.
To elect as directors the six nominees named in this proxy statement

2.
To approve on an advisory basis the compensation of our named executive officers

3.
To ratify the appointment of Ernst & Young LLP to serve as our independent auditor for our fiscal year ending December 31, 2023

4.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof

Voting Roadmap

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and perspectives that is essential to good governance and leadership of our Company.
“FOR” (See Page 11)
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NOMINEE SNAPSHOT
Nominee	Age	Director Since	Independent	Primary Occupation	Committees
					Audit	Comp	N&CG
Stephen G. Kasnet Chair of the Board	77	2017		Former President and Chief Executive Officer of Harbor Global Company, Ltd.	C
John (“Jack”) A. Taylor	67	2017	CEO	President and Chief Executive Officer of Granite Point Mortgage Trust Inc.
Tanuja M. Dehne	51	2017		President and Chief Executive Officer of the Geraldine R. Dodge Foundation		M	C
Sheila K. McGrath	58	2023		Principal, Grayton Advisory LLC			M
W. Reid Sanders	73	2017		President of Sanders Properties, Inc.	M	M	M
Hope B. Woodhouse	66	2017		Former Chief Operating Officer of Bridgewater Associates, LP	M	C	M
Number of Meetings in 2022		Full Board: 11			7	10	5
Comp = Compensation   N&CG = Nominating & Corporate Governance   C = Chair   M = Member
NOMINEE CHARACTERISTICS
2023 PROXY STATEMENT / 5

CORPORATE GOVERNANCE HIGHLIGHTS
Independent Chair	Independent committees	Majority voting
Our Chief Executive Officer focuses on managing our Company while our independent Board Chair drives accountability at the Board level	All our Board committees are composed entirely of independent directors	We have a majority standard for uncontested elections of directors and a resignation policy for directors who do not receive a majority of the votes cast
Annually elected Board	Board assessments	Executive sessions
We do not have a classified board – each of our directors is elected annually for a one-year term	A rigorous self-assessment process helps our Board evaluate its performance and identify and address any potential gaps	Our independent directors hold regular executive sessions, with the independent Board Chair presiding
Director education	Limits on outside board service	Stock ownership guidelines
Our Director Education Policy empowers our directors to be well versed in principles of corporate governance and other critical subject matters	A director may not serve on more than three other boards of public companies in addition to our Board, and a director who serves as a public company CEO may not serve on more than one other board	Each independent director is expected to accumulate equity interests in an amount equal to three times the director’s annual cash retainer
Commitment to Board diversity	ESG oversight	Investor outreach
We take reasonable steps to assemble a diverse pool of nominees when conducting searches for new directors, and any search firm we engage is instructed to seek to include diverse candidates	With the leadership of the Nominating and Corporate Governance Committee, our Board oversees our Company’s approach to environmental, social and governance matters	We have initiated a dialogue with many of our investors focused on corporate governance and ESG topics
No hedging or pledging	Single class of common stock	No political contributions
We prohibit short sales, transactions in derivatives, hedging and pledging of our securities by directors, executive officers and employees	Each share of our common stock has one vote	In accordance with our Code of Business Conduct and Ethics, our Company does not contribute to political candidates, parties or campaigns
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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PROGRAM
Program Foundations
At Granite Point, we are committed to identifying and responding to business risks and opportunities related to environmental, social and governance (ESG) issues. We are also committed to being a responsible, ethical corporate citizen, an employer of choice for talented professionals, and a positive member of the communities where we live and work.
Board Oversight of ESG Matters
As reflected in our Corporate Governance Guidelines, our Board oversees our approach to ESG matters and reviews periodic reports from management on related topics. Our Board has assigned duties and responsibilities to its independent committees through their charters to help our Board fulfill its oversight function.
Our Nominating and Corporate Governance Committee provides leadership by assisting the Board in overseeing our overarching ESG approach, and each of the three committees has oversight responsibility for several specific ESG matters consistent with that committee’s overall purpose, as outlined below.
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Nominating and Corporate Governance Committee

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Reviewing, and assisting our Board in overseeing, our ESG priorities, strategies and related public disclosures

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Recommending to our Board changes to our Code of Business Conduct and Ethics and Corporate Governance Guidelines

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Reviewing and advising the Board with respect to Board composition, structure and membership

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Compensation Committee

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Reviewing our human capital management strategies and practices, which may include those

2023 PROXY STATEMENT / 7

related to recruiting, retention, non-executive compensation, employee engagement, professional development, and diversity, equity and inclusion
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Determining compensation of executive officers

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Evaluating risks arising from our compensation plans and programs

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Audit Committee

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Overseeing risks to which our Company is exposed – including those arising from data security issues, climate change and other environmental matters – as well as our assessment and management of such risks

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Overseeing our compliance and ethics programs

Management’s Cross-Functional Approach to ESG
We have assembled an ESG working group that reports to our Chief Executive Officer and consists of members from our loan originations, human resources, legal, financial reporting and investor relations functions. This working group meets monthly and has been charged with providing leadership in the following areas:
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Identifying the most significant risks and opportunities that ESG matters represent for our business and the most significant impacts that ESG matters have on our business partners, investors, employees, communities and other stakeholders. The group does this work through reflection on the members’ subject matter expertise, consideration of stakeholder priorities communicated to members, and reference to external reporting standards and peer disclosures.

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Developing strategies and responsive measures to address ESG risks and opportunities while generating positive impacts

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Communicating Granite Point’s ESG priorities, strategies and measures to other team members in all-hands and smaller group meetings, in training sessions, and through the development of policies and other materials distributed to all personnel

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Preparing disclosures to provide our external stakeholders information about the ESG matters we have identified as being most significant to our Company, as well as the strategies and responsive measures we have developed

Overview of the Most Significant ESG Matters for Our Company
Guided by our core values and the oversight of our Board, we have identified the following topics as being the most significant ESG matters for our business and stakeholders. You can find more information about these topics on our website at www.gpmtreit.com/esg. Note that information from our website is not incorporated by reference into this proxy statement.
Environmental	Social	Governance

Climate change and other environmental factors pose risks to our investment portfolio that we must actively manage, and we also recognize our responsibility to operate our business in a manner that limits negative environmental impacts

Our social commitment is centered on human capital management – that is, providing resources and support to attract, develop and retain our team of talented professionals – as well as positively engaging with the communities where we operate in New York and Minnesota

A strong governance framework – including an effective ethics and compliance program, thoughtful attention to information security and privacy concerns, and quality corporate governance practices at the Board level – is critical to our long-term success as a real-estate finance company

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PROPOSAL 2: APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR this “Say on Pay” advisory proposal. Our executive compensation program is designed to reward performance and align with stockholders’ interests.
“FOR” (See Page 70)
COMPENSATION PHILOSOPHY
OUR TOTAL REWARDS PHILOSOPHY IS DESIGNED TO:

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Attract, retain and incentivize the best talent to support our business objectives;

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Pay for performance by linking compensation to the achievement of short-term and long-term financial and strategic goals;

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Align the interests of our executive officers and stockholders by tying elements of executive compensation to corporate performance and generated returns; and

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Ensure fair, equitable and competitive pay practices.

2022 TARGET TOTAL DIRECT COMPENSATION

Performance - Based
Equity Award: **26%**
Base Salary: **24%**
CEO
Annual Cash
Incentive
Award: **24%**
Time - Based
Equity Award: **26%**
76% At-Risk

Performance - Based
Equity Award: 26%
Base Salary: 27%
Average
Other
NEOs*
Annual
Cash Incentive
Award: 20%
Time - Based
Equity Award: 26%
73% At-Risk

*
Numbers do not add up to 100% due to rounding

2023 PROXY STATEMENT / 9

QUALITY COMPENSATION PRACTICES
What We Do

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A significant majority of each executive officer’s compensation is at risk

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Our forfeiture and clawback policy allows recoupment of cash or equity awards upon a financial restatement

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We have adopted meaningful stock ownership requirements applicable to our NEOs

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Our Compensation Committee retains an independent compensation consultant who provides no other services to our Company

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Performance-based cash and equity awards have a sliding scale earn-out structure that allows for 0% payouts and is capped at 200% of target amounts

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We conduct an annual compensation risk assessment

What We Don’t Do

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Our executive officers do not receive perquisites or retirement plans not available to other employees

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We do not allow our NEOs to hedge or pledge their Company stock

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We do not have single-trigger accelerated vesting of equity awards upon a change of control of the Company

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We do not pay dividends on any performance-based equity units that are not earned through satisfaction of the awards’ performance metrics

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Our executive officers do not have guaranteed bonuses

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We do not provide tax gross-ups

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Our NEOs’ employment agreements do not provide for excessive severance payments

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT AUDITOR
The Board of Directors recommends that you vote in favor of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.
“FOR” (See Page 71)
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Proposal 1: Election of Directors
Proposal 1: Election of Directors

Pursuant to our Amended and Restated Bylaws, or Bylaws, each of our directors is elected by stockholders each year at our annual meeting to serve terms expiring at the next annual meeting and until his or her successor is duly elected and qualified. Our Bylaws provide that our Board may be comprised of no fewer than the number of directors required by the Maryland General Corporation Law and no more than 15, with the precise number to be set by our Board.
Our Board currently has six members, and all of them have been nominated by the Board for election at the annual meeting of stockholders to be held on June 1, 2023, or the Annual Meeting. Sheila K. McGrath was elected to the Board by the directors in January 2023, and the other five directors were elected by the stockholders at the 2022 annual meeting. Ms. McGrath was recommended as a director nominee by a third-party search firm. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Key Skills and Qualifications
We have highly qualified director nominees who reflect a broad and diverse mix of business backgrounds, skills and experience. We believe that each of our director nominees possesses high standards of ethics, integrity and professionalism, sound judgment and a commitment to representing the long-term interests of our stockholders.
It is particularly important that the following skills and qualifications are represented on our Board so that it can oversee our Company effectively:
Key Skill or Qualification	Importance to Granite Point
Real Estate or REIT	Directors with extensive knowledge of, and/or experience in, the real estate sector and/or REITs have the knowledge needed to set and oversee our strategy
Strategic Opportunities or Balance Sheet Management	Directors with experience overseeing corporate strategy (including M&A and capital markets transactions) and/or balance sheet management (including funding and capital allocation strategies) help evaluate value-creating opportunities for our Company and our stockholders
Finance or Accounting	Directors with strong financial literacy and experience reviewing financial reporting and internal controls enhance our Board’s ability to oversee our strategy and drive accurate and transparent reporting to our stockholders
Credit or Principal Investing	Directors with experience in credit investing and/or principal investing provide valuable perspectives that inform our strategy and long-term, fundamental, value-driven investment philosophy
Operations and Management	Directors with operations and management experience help guide our Company through various economic, credit and interest rate cycles and enhance our Board’s ability to develop and oversee our internal operations and business strategy
Investor Communications and Outreach	Directors with experience understanding the investor perspective and/or maintaining deep institutional relationships enhance our investor communications and outreach practices as a publicly traded company
2023 PROXY STATEMENT / 11

Proposal 1: Election of Directors
Key Skill or Qualification	Importance to Granite Point
ESG	Directors with experience evaluating and overseeing ESG efforts, including but not limited to environmental sustainability and diversity, equity and inclusion efforts, allow our Company to build and maintain a long-term, responsible business model, and deepen relationships with our investors, business partners, other stakeholders and communities
Prior Public Board or Governance Experience	Directors with experience serving on public company boards help promote a culture of accountability and transparency on our Board in addition to instituting corporate governance policies that protect stockholder interests
Nominee Skills and Qualifications Matrix
The following matrix portrays the foregoing key skills and qualifications and the self-identified demographic characteristics of the six director nominees standing for election to our Board at the Annual Meeting. Our directors have had varied experiences, and for each of them the matrix below indicates the skills and qualifications that are most salient to their service on our Board.
	Kasnet	Taylor	Dehne	McGrath	Sanders	Woodhouse
Real Estate or REIT
Strategic Opportunities or Balance Sheet Management
Finance or Accounting
Credit or Principal Investing
Operations and Management
Investor Communications and Outreach
ESG
Prior Public Board or Governance Experience
Demographic Characteristics
Women
Ethnic/Racial Minorities
Please read the biographical information that follows for more detailed information regarding the specific experience, qualifications, attributes and skills of each director nominee that led our Board to conclude that he or she should be nominated to serve on our Board.
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Proposal 1: Election of Directors
Chair of the Board and Independent Director Committee(s): Audit (Chair)	STEPHEN G. KASNET
	Age: 77	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT –  Through various director and management positions, including at Two Harbors Investment Corp., Silver Bay Realty Trust, Bradley Real Estate Trust and Harbor Global, Mr. Kasnet has extensive REIT and real estate sector experience
Strategic Opportunities or Balance Sheet Management – In various director and management positions, including at Two Harbors Investment Corp. and Silver Bay Realty Trust, Mr. Kasnet has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management
Finance or Accounting – As a qualified financial expert on the Audit Committee, Mr. Kasnet has the experience and financial literacy to oversee financial reporting and internal controls
Credit or Principal Investing – As a director of Two Harbors, former CEO of Pioneer First Voucher Fund and former President of Pioneer Real Estate Investors, among other positions, Mr. Kasnet has experience investing in real estate and other real estate products
Operations and Management – Through various executive roles in the real estate and mortgage REIT industry, Mr. Kasnet has the right expertise to help develop and oversee our business strategy and has a broad perspective on operational matters
Prior Public Board or Governance Experience – Mr. Kasnet has served as a director for multiple public companies, including Two Harbors Investment Corp (NYSE: TWO), Silver Bay Realty Trust (NYSE: SBY), Columbia Laboratories (NASDAQ: CBRX) and Rubicon (NZX: RBC)

PROFESSIONAL EXPERIENCE

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President and CEO, Harbor Global and CEO, PIOglobal Investment Fund (a subsidiary of Harbor Global) (2000-2006)

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CEO, Pioneer First Voucher Fund (Russia) (2000-2006)

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President, Pioneer Global Institutional Advisors (1995-2000)

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President, Pioneer Real Estate Investors (1993-2000)

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Director and Member of the Executive Committee, The Bradley Real Estate Trust (1995-1999)

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President, Cabot, Cabot and Forbes Asset Management (1990-1993)

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Additional senior management positions with other financial organizations, including First Winthrop Corporation and Winthrop Financial Associates

OTHER CORPORATE BOARDS
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Chairman of the Board, Chairman of the Audit Committee and Member of the Risk Oversight Committee, Two Harbors Investment Corp. (NYSE: TWO) (2009-present)

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Director, Silver Bay Realty Trust Corp. (NYSE: SBY) (2012-2017)

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Chairman of the Board, Rubicon (NZX: RBC) (2008-2018)

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Director, First Ipswich Bancorp (2008-2020)

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Director, GoodBulk, an ocean cargo carrier (2017-2019)

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Chairman of the Board, Tenon Ltd., a timberland owner and wood product producer (2016-2018)

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Chairman of the Board, Columbia Laboratories, Inc. (NASDAQ: CBRX) (2004-2015)

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Director, Republic Engineered Products, a specialty steel manufacturer (2002-2008)

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Director, FTD, a florist collective (2001-2005)

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Chairman of the Board, Warren Bank & Warren Bancorp. (1990-2003)

ORGANIZATIONS • Trustee, The Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts
EDUCATION • BA, University of Pennsylvania
2023 PROXY STATEMENT / 13

Proposal 1: Election of Directors
President, Chief Executive Officer and Director	JOHN (“JACK”) A. TAYLOR
	Age: 67	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Through various management and real estate group leadership positions at asset management firms, including PGIM Real Estate Investors, UBS and PaineWebber, and membership in the Commercial Real Estate Finance Council and President’s Council of the Real Estate Roundtable, Mr. Taylor has extensive real estate sector experience
Strategic Opportunities or Balance Sheet Management – As a leader in the real estate groups at Prudential Real Estate Investors, UBS, PaineWebber and Kidder, Peabody & Co., Mr. Taylor has extensive experience managing corporate strategy in the real estate sector – including by effecting transactions and raising capital – and the right experience to manage our balance sheet and funding profile
Finance or Accounting – Through various management positions at real estate finance companies, Mr. Taylor brings strong financial literacy and a deep expertise in real estate finance fundamentals
Credit or Principal Investing – As partner of Five Mile Capital and Head of Global Real Estate Finance at Prudential Real Estate Investors, Mr. Taylor has developed deep knowledge of debt products and asset-based lending in the real estate space
Operations and Management – As President and CEO of Granite Point and through various management positions at asset management firms, Mr. Taylor has extensive knowledge of our Company and the right experience to oversee our Company’s operations and business strategy
Investor Communications and Outreach – As President and CEO of Granite Point and through various management positions at asset management firms, Mr. Taylor has extensive experience with investor communications practices

PROFESSIONAL EXPERIENCE

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President and CEO, Granite Point Mortgage Trust (2017-present)

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Global Head of Commercial Real Estate, Pine River Capital Management (2014-2020)

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Managing Director, Head of Global Real Estate Finance, Member of the Global Management Committee and Chair of the Global Investment Committee for debt and equity, Prudential Real Estate Investors (now known as PGIM Real Estate Company) (2009-2014)

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Partner, Five Mile Capital Partners (2003-2007)

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Co-Head of Real Estate Investment Banking for the Americas and Europe, UBS

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Head of Real Estate Group and Member of the Operating Committee, PaineWebber

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Head Trader and Manager of CMBS and Principal Commercial Mortgage business, Kidder, Peabody & Co.

ORGANIZATIONS
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Founding Governor and Member, Commercial Real Estate Finance Council (formerly known as the Commercial Mortgage Securities Association)

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Member, President’s Council of the Real Estate Roundtable

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Chairman of the Board, Innocence Project, an organization that works to free the innocent, prevent wrongful convictions and create fair, compassionate and equitable systems of justice for everyone, guided by science and grounded in antiracism

EDUCATION • JD, Yale Law School • MSc, International Relations, London School of Economics and Political Science • BA, University of Illinois
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Proposal 1: Election of Directors
Independent Director Committee(s): Nominating & Corporate Governance (Chair), Compensation	TANUJA M. DEHNE
	Age: 51	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – As a director at Silver Bay Realty Trust, Ms. Dehne developed knowledge of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – In various director and management positions, including at Silver Bay Realty Trust, Advanced Disposal Services and NRG Energy, as well as in private legal practice, Ms. Dehne has experience navigating and evaluating M&A, capital market and other strategic opportunities
Finance or Accounting – Through her experience as a corporate and securities attorney, service on the Audit Committee of Silver Bay Realty Trust and her experience overseeing the investment management of an endowment, Ms. Dehne has the financial literacy to oversee financial reporting and internal controls
Operations and Management – Through various roles and spans of control at NRG Energy and as the President and CEO at the Geraldine R. Dodge Foundation, Ms. Dehne has operational and management experience that enhances our Board’s ability to develop and oversee our operations and business strategy; through various roles at NRG Energy, including Chief Administrator and Senior Vice President of Human Resources, Ms. Dehne has operational experience in managing human capital
ESG – As an executive and director at the Geraldine R. Dodge Foundation and Climate Real Impact Solutions II Acquisition Corp., respectively, Ms. Dehne provides experience elevating and providing perspective regarding environmental, sustainability and social justice issues and best practices
Prior Public Board or Governance Experience – With over two decades teaching, advising and serving on corporate boards, and as Co-Chairman of the Advisory Board of the Gupta Governance Institute at Drexel University, Ms. Dehne provides corporate governance expertise to our Board

PROFESSIONAL EXPERIENCE

•
President and CEO, Geraldine R. Dodge Foundation, a private foundation that supports, centers, and connects communities and changemakers who are addressing the root causes and repair of structural racism and inequity in New Jersey (2019-present)

•
NRG Energy (NYSE: NRG) (2004-2016)

◦
Executive Vice President, Chief Administrator and Chief of Staff

◦
Additional roles included: Senior Vice President, Human Resources; Secretary and Deputy/Assistant General Counsel

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Practiced corporate law as a member of the business department, Saul Ewing (1999-2004)

OTHER CORPORATE BOARDS
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Director, Climate Real Impact Solutions II Acquisition Corp. (NYSE: CLIM.U) (2021-2022)

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Director, Advanced Disposal Services (NYSE: ADSW) (2017-2020)

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Director, Silver Bay Realty Trust (NYSE: SBY) (2012-2017)

ORGANIZATIONS
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Co-Chair, Advisory Board of the Gupta Governance Institute, Drexel University, an institute that advocates for improved governance practices for public, private and nonprofit organizations through programming, knowledge sharing and research

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Trustee, Lafayette College (member of Presidential Search Committee)

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Trustee, New York Public Radio (co-chair of President and CEO Search Committee)

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Trustee, AAPIP (Asian Americans/Pacific Islanders in Philanthropy)

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Trustee, Philanthropy New York

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Member, Nominating and Governance Peer Group Steering Committee, Women Corporate Directors

EDUCATION • JD, Syracuse University • MA, Political Science, University of Pennsylvania • AB, Lafayette College
2023 PROXY STATEMENT / 15

Proposal 1: Election of Directors
Independent Director Committee(s): Nominating & Corporate Governance	SHEILA K. McGRATH
	Age: 58	Director Since: 2023

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Given her background as a senior REIT research analyst and involvement with several industry organizations such as the Real Estate Investment Advisory Counsel (REIAC) and National Association of Real Estate Investment Trusts (NAREIT), Ms. McGrath has a strong understanding of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – As a Senior Equity Research Analyst for over 25 years, with the past 10 years at Evercore, Ms. McGrath has broad expertise in analyzing and evaluating the financial and public market considerations of M&A, capital markets and other strategic opportunities and brings valuable insight into our balance sheet management policies
Finance or Accounting – Through her 25+ years of experience as a REIT research analyst, Ms. McGrath has deep expertise in REIT fundamentals and valuation
Credit or Principal Investing – As a commercial real estate appraiser with the Member of Appraisal Institute (MAI) designation while at CB Commercial, Ms. McGrath brings deep knowledge of commercial real estate valuation and feasibility analysis conducted for financial institutions and institutional investors for both equity investment and debt financing purposes
Investor Communications and Outreach – Given her sell-side research expertise, Ms. McGrath has both an acute understanding of the investor perspective and deep institutional relationships, which enhance our investor communications and outreach
ESG – Through her roles with NAREIT’s Dividends Through Diversity and Inclusion Initiative and the Gaining and Retaining Outstanding Women program at Rutgers’ Business Schools’ Center for Women in Business, Ms. McGrath has experience leading on diversity, equity and inclusion in our industry

PROFESSIONAL EXPERIENCE

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Principal, Grayton Advisory (2022-present)

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Senior Managing Director, Equity REITs, Real Estate Operating Companies, Evercore (2012-2022)

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Managing Director, Senior Vice President and Member of the Research Review and Leadership Committees, Keefe, Bruyette & Woods (2007-2012)

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Senior Equity research analyst covering REITs for more than 20 years at other financial organizations, including Smith Barney, UBS and Dresdner Kleinwort

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Valued commercial real estate properties in the real estate advisory and valuation group at CB Commercial

ORGANIZATIONS
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Member of the Advisory Board of Governors, Real Estate Investment Advisory Counsel (REIAC), Steering Committee of the Dividends Through Diversity and Inclusion Initiative and Best Financial Practices Committee, NAREIT

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Founding Member of the Board of the Center for Women in Business and Mentor for GROW (Gaining and Retaining Outstanding Women), Rutgers Business School

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Associate Member of a variety of industry organizations including International Council of Shopping Centers (ICSC) and the Urban Land Institute (ULI)

EDUCATION • MBA, Finance and Real Estate, Rutgers University • AB, Lafayette College
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Proposal 1: Election of Directors
Independent Director Committee(s): Audit, Compensation, Nominating & Corporate Governance	W. REID SANDERS
	Age: 73	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – In various director and management positions, including at Two Harbors Investment Corp., Silver Bay Realty Trust, Mid-America Apartment Communities and Sanders Properties, Mr. Sanders has extensive REIT and real estate sector experience
Strategic Opportunities or Balance Sheet Management – In various director and management positions, including at Two Harbors Investment Corp., Mid-America Apartment Communities, Silver Bay Realty Trust and Sanders Properties, Mr. Sanders has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management
Finance or Accounting – Through Mr. Sanders’ extensive background in the financial services industry, he possesses strong financial literacy and experience to oversee financial reporting and internal controls
Credit or Principal Investing – As a director of Two Harbors and former executive at Southeastern Asset Management, Longleaf Partners Mutual Funds and First Tennessee Investment Management, among others, Mr. Sanders has extensive investing experience
Operations and Management – In various director and management positions at Two Harbors, Mid-America Apartment Communities and Sanders Properties, among others, Mr. Sanders has experience managing operations in the real estate industry
Prior Public Board or Governance Experience – Mr. Sanders has served as a director for multiple public companies, including Two Harbors Investment Corp (NYSE: TWO), Mid-America Apartment Communities (NYSE: MAA) and Silver Bay (NYSE: SBY)

PROFESSIONAL EXPERIENCE
• President, Sanders Properties (2004-present) • Investment Committee Member, Cypress Realty (2002-present)	• Co-Founder and Executive Vice President, Southeastern Asset Management • President, Longleaf Partners Mutual Funds • Investment Officer, First Tennessee Investment Management

OTHER CORPORATE BOARDS
•
Director and Member of the Audit, Compensation and Risk Oversight Committees, Two Harbors Investment Corp (NYSE: TWO) (2009-present)

•
Director and Member of the Audit Committee, Mid-America Apartment Communities (NYSE: MAA) (2010-present)

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Director and Member of the Executive, Nominating and Corporate Governance and Strategic Planning Committees, Independent Bank (2004-present)

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Advisory Board Member, SSM Venture Partners III (2000-present)

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Director, Silver Bay Realty Trust (NYSE: SBY) (2015-2017)

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Chairman of the Board, Two Rivers Capital Management (2004-2007)

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Director, Harbor Global (2001-2006)

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Director, PIOglobal Asset Management (2001-2006)

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Director, TBA Entertainment (2000-2004)

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Director, The Pioneer Group (1999-2000)

ORGANIZATIONS • Chairman of the Board, Hugo Dixon Foundation • Trustee, Dixon Gallery and Gardens Endowment Fund, and Dixon Gallery and Gardens
EDUCATION • BA, University of Virginia
2023 PROXY STATEMENT / 17

Proposal 1: Election of Directors
Independent Director Committee(s): Compensation (Chair), Audit, Nominating & Corporate Governance	HOPE B. WOODHOUSE
	Age: 66	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – As a director of Two Harbors Investment Corp., Ms. Woodhouse has developed knowledge of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – Through various director and management positions, including at Two Harbors Investment Corp., Piper Jaffray and Seoul Securities, Ms. Woodhouse has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management
Finance or Accounting – As a qualified financial expert on the Audit Committee, Ms. Woodhouse has the experience and financial literacy to oversee financial reporting and internal controls
Credit or Principal Investing – As a former executive at Bridgewater Associates, Soros Fund Management, Tiger Management and Salomon Brothers, Ms. Woodhouse brings extensive investing experience
Operations and Management – As a former executive at Bridgewater Associates, Soros Fund Management, Tiger Management and Salomon Brothers, Ms. Woodhouse brings extensive management and operations experience, including the oversight of human resources
Prior Public Board or Governance Experience – Ms. Woodhouse has served as a director for multiple public companies, including Two Harbors Investment Corp (NYSE: TWO), Piper Jaffray (NYSE: PJC), Acadia Realty Trust (NYSE: AKR) and Monro (NASDAQ: MNRO)

PROFESSIONAL EXPERIENCE
• Chief Operating Officer, Bridgewater Associates (2005-2009) • President and Chief Operating Officer, Auspex Group (2003-2005)	• Chief Operating Officer, Soros Fund Management • Treasurer, Tiger Management • Managing Director, Salomon Brothers

OTHER CORPORATE BOARDS
•
Trustee and Member of the Nominating and Governance Committee, Acadia Realty Trust (NYSE: AKR) (2023-present)

•
Director and Member of the Compensation and Audit Committees, Monro, Inc. (NASDAQ: MNRO) (2023-present)

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Director, Chair of the Risk Oversight Committee and Member of the Audit Committee, Two Harbors Investment Group (NYSE: TWO) (2012-present)

•
Director, Atomyze (2020-2022)

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Director, Piper Jaffray (NYSE: PJC) (2011-2014)

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Director, Seoul Securities (2001-2003)

ORGANIZATIONS • Director, Children’s Services Advisory Committee of Indian River Country • Director, John’s Island Community Service League • Trustee, Tiger Foundation
EDUCATION • MBA, Harvard University • AB, Georgetown University
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Proposal 1: Election of Directors
Voting Recommendation

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and perspectives that is essential to good governance and leadership of our Company.
“FOR”
2023 PROXY STATEMENT / 19

Corporate Governance and Board Matters
Corporate Governance and
Board Matters

Governance Documents
Our Board is committed to maintaining the highest standards of business conduct and corporate governance. Our Corporate Governance Guidelines, in conjunction with our Charter, Bylaws and Board committee charters, provide the framework for the corporate governance practices described in this proxy statement.
We have also adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, and specifically to our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:
•
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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Full, fair, accurate, timely and understandable disclosure in our reports filed with the Securities and Exchange Commission, or SEC, and other public communications;

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Appropriate treatment of confidential corporate information;

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A safe and healthy work environment that is free from discrimination and harassment;

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Compliance with applicable laws, rules and regulations;

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Fair dealing with counterparties, suppliers, competitors, colleagues and others;

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Protection and proper use of Company assets;

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Prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in therein; and

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Accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics also establishes that our Company does not make contributions to political candidates, political parties or political campaigns or to intermediary organizations such as political action committees.
You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, and the charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee on our website at www.gpmtreit.com or by writing to our Investor Relations department by email to investors@gpmtreit.com or by regular mail to Granite Point Mortgage Trust Inc., 3 Bryant Park, Suite 2400A, New York, New York 10036.
Director Independence
New York Stock Exchange, or NYSE, listing standards require that a majority of a company’s board of directors be composed of “independent directors,” which is defined generally as a director having no material relationship with the company that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with the foregoing, our Board has affirmatively determined, upon the review and recommendation of our Nominating and Corporate Governance Committee, that each of the following directors and director nominees meets the qualifications of an independent director:
•
Tanuja M. Dehne;

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Stephen G. Kasnet;

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Sheila K. McGrath;

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•
W. Reid Sanders; and

•
Hope B. Woodhouse.

Board Leadership Structure
Our Board is led by a Chair who is appointed by the directors to preside at all meetings of our stockholders and of our Board and to perform such other duties and exercise such powers as from time to time shall be prescribed in our Bylaws or Corporate Governance Guidelines or by our Board. Under our governance documents, both independent and non-independent directors are eligible for appointment as the Chair, and our Board is able to change its structure if it determines that such a change is appropriate and in the best interest of our Company.
Our Board has appointed Stephen G. Kasnet, who qualifies as an independent director, to serve as our Chair. As detailed in his biographical statement above, Mr. Kasnet brings a wealth of corporate leadership and industry experience to the position. Our Board believes that separating the Chair role from the CEO role provides the appropriate balance at this time between the authority of those who oversee our Company and those who manage it on a day-to-day basis.
Committee Member Qualifications
Our Board has formed three standing committees: the Audit, Compensation, and Nominating and Corporate Governance Committees. Each committee is composed solely of directors who meet the independence requirements of the NYSE, including with respect to our Compensation Committee, the NYSE’s independence requirements specific to members of listed companies’ compensation committees. Additionally, our Compensation Committee is composed exclusively of “non-employee directors,” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
In accordance with NYSE rules, each member of our Audit Committee is financially literate, in that they are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, our Board has determined that both Stephen G. Kasnet and Hope B. Woodhouse qualify as “audit committee financial experts,” as defined under SEC rules and regulations.
Committee Responsibilities
Information about the current membership and key responsibilities of each of our standing committees follows. The committees’ purpose and responsibilities are more fully set forth in their charters, which are available on our website or at the address listed under “Governance Documents” above. The committees review their charters at least annually.
2023 PROXY STATEMENT / 21

Corporate Governance and Board Matters
AUDIT COMMITTEE Current Members: Stephen G. Kasnet (Chair) W. Reid Sanders Hope B. Woodhouse Meetings in 2022: 7
Key Responsibilities:
•
Review interim financial information and audited financial statements included in reports filed with the SEC;

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Review financial information included in earnings press releases issued by our Company;

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Produce the Audit Committee Report;

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Review the adequacy and effectiveness of our Company’s system of internal accounting controls;

•
Review our Company’s assessment and management of its risk exposures;

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Review, approve and oversee any related person transactions as defined by SEC rules and regulations;

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Oversee our Company’s compliance and ethics programs;

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Oversee our Company’s internal audit activities; and

•
Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor.

COMPENSATION COMMITTEE Current Members: Hope B. Woodhouse (Chair) Tanuja M. Dehne W. Reid Sanders Meetings in 2022: 10
Key Responsibilities:
•
Establish our Company’s general compensation philosophy for the CEO and other executive officers;

•
Determine all matters relating to the compensation of the CEO and other executive officers, including corporate goals and objectives tied to compensation;

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Administer, review and make recommendations to our Board with respect to our Company’s incentive compensation plans;

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Review and recommend to our Board compensation programs applicable to directors;

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Review our Company’s human capital management strategies and practices;

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Review and assess the incentives and risks arising from our Company’s compensation programs and plans; and

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Produce the Compensation Committee Report.

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Corporate Governance and Board Matters
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Current Members: Tanuja M. Dehne (Chair) Sheila K. McGrath W. Reid Sanders Hope B. Woodhouse Meetings in 2022: 5
Key Responsibilities:
•
Assist our Board in fulfilling its responsibilities to assure that our Company is governed in a manner consistent with the interest of its stockholders;

•
Recommend to our Board changes in the size, composition, organization and operational structure of the Board and its committees;

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Recommend to our Board director nominees to stand for election or re-election, conducting a search to identify a nominee or nominees in the event of a vacancy or newly created Board seat;

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Make recommendations to our Board regarding director qualifications, eligibility criteria and independence;

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Review, and assist our Board in overseeing, our Company’s ESG priorities, strategies and related public disclosures; and

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Oversee the evaluation of the effectiveness of our Board, its committees and directors.

Board and Committee Meetings
Our Board meets on a regularly scheduled basis during the year to review significant developments affecting our Company and to act on matters requiring Board approval. It also holds special meetings when important matters require Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. In addition, our Board and its committees are able to consult with and retain independent legal, financial or other advisors as they deem necessary and appropriate from time to time. The independent directors have the opportunity to meet in executive session, without management present, at each Board meeting. Mr. Kasnet provides over these sessions as our Board’s independent Chair.
Directors are encouraged to attend all meetings of our Board and of the Company’s stockholders. Each of our directors attended at least 75% of the total number of meetings held by our Board and all committees on which he or she served during 2022. Each of our then-current directors attended our annual meeting of stockholders held in June 2022.
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Corporate Governance and Board Matters
Board, Committee and Director Assessment
Our Board conducts an annual assessment of its performance and the performance of its committees and individual directors. The Chair of our Nominating and Corporate Governance Committee (abbreviated as “N&CG Committee” below) is responsible for leading the assessment, which takes place in advance of the annual consideration of director nominees. The assessment is used to inform director nomination considerations and identify opportunities to enhance Board and committee effectiveness, including the relationship between management and our Board and committees.
The assessment carried out in early 2023 followed the process depicted below.
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Role of Our Board in Risk Oversight
Our management team is responsible for assessing and managing the risks faced by our Company, subject to the oversight of our Board. Management routinely informs our Board and its committees of developments that could affect our risk profile or other aspects of our business. Our Board fulfills its oversight responsibilities as a full Board or through delegation to its committees as described below.

BOARD OF DIRECTORS
Our Board exercises broad oversight of our Company’s risk management, including through the review of our business plans, capital structure and financial results. Our Board has also established investment guidelines, which set parameters for the type and size of investments management can make without further Board approval.

AUDIT COMMITTEE
This committee is primarily responsible for reviewing our Company’s assessment and management of its risk exposures:
•
Guidelines and policies to govern risk management and assessment;

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The adequacy of our Company’s insurance coverage;

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Any uninsured or commercially uninsurable risks;

•
Our Company’s interest rate risk management;

•
Our Company’s counterparty and credit risks;

•
Our Company’s information security and technology risks (including cybersecurity); and

•
Any environmental risks relating to our Company, including those related to climate change.

COMPENSATION COMMITTEE This committee is responsible for assessing the risks arising from our compensation programs and plans. It also reviews our human capital management strategies and practices.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE This committee recommends appropriate corporate governance practices. It also reviews our Company’s ESG priorities, strategies and public disclosures.

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Corporate Governance and Board Matters
Director Nomination Process and Considerations
Our Nominating and Corporate Governance Committee is responsible for recommending to our Board the range of qualifications that should be represented on our Board and eligibility criteria for membership on our Board and its committees, as well as recommending director nominees to stand for election or re-election to our Board. Our Corporate Governance Guidelines set forth the following qualification standards applicable to our directors:
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Possession of the highest personal and professional ethics, integrity and values;

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The ability to exercise good business judgment and be committed to representing the long-term interests of our Company and its stockholders;

•
Having an inquisitive and objective perspective, practical wisdom and mature judgment; and

•
The ability and willingness to devote sufficient time and effort to carrying out Board duties and responsibilities effectively.

In considering candidates for nomination as a director to fill an existing vacancy or add a member, our Nominating and Corporate Governance Committee conducts a search to identify potential candidates based on their mix of skills and qualifications and the contribution that the candidate could be expected to make to the overall functioning of our Board. With respect to the re-nomination of incumbent directors, our Nominating and Corporate Governance Committee considers the foregoing factors, as well as past participation in, and contributions to, the activities of our Board and its committees.
Our Corporate Governance Guidelines also provide that our Company shall endeavor to have a Board representing diverse education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company. Our Company also considers diversity of gender, race, ethnicity, age and background in the composition of our Board. To that end, our Corporate Governance Guidelines provide that our Nominating and Corporate Governance Committee will take reasonable steps to assemble a diverse pool of nominees when conducting searches for new directors, and any search firm engaged by our Nominating and Corporate Governance Committee will be affirmatively instructed to seek to include diverse candidates.
In furtherance of our expectation that directors devote significant time to their service on our Board, our Corporate Governance Guidelines provide that directors who also serve as chief executive officers or hold equivalent positions at other public companies should not serve on more than one other public company board in addition to our Board, and other directors should not serve on more than three other boards of public companies in addition to our Board. Our Board has not adopted term limits or a mandatory retirement age because it believes that a director’s tenure is more appropriately determined through the Board assessment and re-nomination processes.
Our Nominating and Corporate Governance Committee will consider candidates recommended for nomination to our Board by our stockholders. Stockholder recommendations for nominees to our Board should be submitted in writing to our Secretary. The manner in which our Nominating and Corporate Governance Committee evaluates candidates recommended by stockholders is the same as any other candidate, except that the committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine whether the candidate can represent the interests of all of our stockholders. Our Nominating and Corporate Governance Committee will not consider a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate consents to being named in a proxy statement relating to the stockholders’ meeting and will serve as a director if elected.
Majority Vote Standard for Director Elections
Our Bylaws provide that in uncontested elections (which occurs when the number of director nominees equals the number of directors to be elected), a nominee for director will be elected to the Board if the number of votes cast “for” the nominee’s election exceeds the number of votes cast “against” that nominee’s election.
If a director nominee who is an incumbent director receives a greater number of votes “against” than votes “for” his or her election, and with respect to whom no successor has been elected, such incumbent director shall
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promptly tender his or her offer to resign to our Board for its consideration following certification of the stockholder vote. Within 90 days following certification of the stockholder vote, our Nominating and Corporate Governance Committee shall consider the tendered resignation offer and make a recommendation to our Board whether or not to accept such offer, and our Board shall act on our Nominating and Corporate Governance Committee’s recommendation.
In determining whether to accept the resignation offer, our Nominating and Corporate Governance Committee and Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation offer, including, among other things, whether accepting the resignation of such director would cause our Company to fail to meet any applicable SEC or NYSE rules or requirements. Thereafter, our Board shall promptly and publicly disclose its decision-making process regarding whether to accept the director’s resignation offer or the reasons for rejecting the resignation offer, if applicable, in a Current Report on Form 8-K furnished to the SEC. Any director who tenders his or her resignation offer will not participate in our Nominating and Corporate Governance Committee’s recommendation or our Board’s action regarding whether to accept the resignation offer. If our Board does not accept the director’s resignation offer, such director will continue to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.
In a contested election, the director nominees who receive a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be elected as directors. Under the plurality standard, the number of nominees equal to the number of vacancies to be filled who receive more votes than other nominees are elected to our Board, regardless of whether they receive a majority of votes cast.
Communications with Our Board
We provide the opportunity for our stockholders and all other interested parties to communicate with members of our Board. Stockholders and all other interested parties may communicate with the independent directors or the chair of any of the committees of our Board by email or regular mail. All communications should be sent to the Company’s Secretary, Michael J. Karber.
BY EMAIL
Please send correspondence via email to secretary@gpmtreit.com
BY MAIL
Please send correspondence via regular mail to the attention of the independent directors, the Chair of the Audit Committee, the Chair of the Compensation Committee or the Chair of the Nominating and Corporate Governance Committee, as the case may be, in each instance in care of the Secretary at the Company’s office at 3 Bryant Park, Suite 2400A, New York, New York 10036.
Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. Our Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, does not reasonably relate to our Company or is similarly inappropriate. Our Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 under the Exchange Act and not the procedures set forth in the preceding paragraph or the procedures set forth in “Corporate Governance and Board of Directors – Director Nomination Process.” Nominations for our Board may only be made in accordance with the procedures set forth in our Bylaws. Certain matters set forth in our Bylaws for stockholder proposals, including nominations
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Corporate Governance and Board Matters
to our Board, as well as certain matters set forth in Rule 14a-8 for stockholder proposals, are described later in this proxy statement under “Other Matters – Stockholder Proposals and Director Nominations for 2024 Annual Meeting.”
Director Orientation and Continued Education
We provide each new director with a comprehensive orientation about our Company, including our business operations, strategy and governance. We also provide new directors with the opportunity to meet in one-on-one sessions with our Chief Executive Officer, other directors and other members of senior management.
In addition, we believe that our stockholders are best served by a board of directors composed of individuals who are well-versed in modern principles of corporate governance and other subject matters relevant to board service, and who thoroughly comprehend the role and responsibilities of an effective board in the oversight of our Company and its management. To this end, we have adopted a formal Director Education Policy under which our directors are encouraged to attend such director education programs as they deem appropriate to stay abreast of developments in corporate governance and “best practices” relevant to their contribution to our Board generally, as well as to their responsibilities in their specific committee assignments and other roles. We reimburse our directors for their reasonable costs and attendance fees to participate in such programs up to $5,000 per director each year.
Director Compensation
We compensate the independent members of our Board for their service. We believe that director compensation should achieve the following objectives:
Align the interests of our directors and our stockholders	Attract and retain outstanding director candidates to provide meaningful oversight of our business	Reflect the substantial time commitment our directors make to their Board and committee service
DIRECTOR COMPENSATION CONSIDERATIONS
Our Compensation Committee is responsible for reviewing and making recommendations to our Board regarding the compensation of our Company’s independent directors, which is set forth in our Director Compensation Policy. In doing so, our Compensation Committee will work with an independent compensation consultant and consider, among other things, the following:
•
The compensation that is paid to directors of other companies that are comparable to our Company;

•
The amount of time directors are expected to devote to preparing for and attending meetings of our Board and the committees on which they serve;

•
The success of our Company;

•
The additional responsibilities and time commitment associated with being a chair of our Board or one of its committees;

•
If a committee on which a director serves undertakes a special assignment, the importance of that special assignment to our Company and its stockholders; and

•
The risks involved in serving as a director on our Board or a member of its committees.

ANNUAL RETAINERS FOR INDEPENDENT DIRECTORS
Under our Director Compensation Policy, we pay retainers to our independent directors in an equal mix of cash and equity. The cash retainers are paid quarterly in arrears, and the equity is awarded as restricted stock units, or RSUs, that are granted each year on the date of the annual meeting of stockholders. The RSUs vest on the one-year anniversary of their grant date, with pro-rated vesting for a departure before that
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anniversary. Independent directors who join our Board between annual meetings receive a pro-rated RSU award on the date of their appointment that vests on the first anniversary of the previous year’s annual meeting. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.
Our Director Compensation Policy provides for the annual payments to independent directors described in the table below:
	Cash ($)	Restricted Stock Unit Awards ($)
Board
Chair	160,000	160,000
Other Directors	100,000	100,000
Audit Committee
Chair	10,000	10,000
Other Members	5,000	5,000
Compensation Committee
Chair	6,250	6,250
Other Members	3,750	3,750
Nominating and Corporate Governance Committee
Chair	6,250	6,250
Other Members	3,750	3,750
We do not pay retainers to directors who are not independent. All members of our Board, including directors who are not independent, are reimbursed for their costs and expenses of serving on our Board, including costs and expenses of attending Board and committee meetings. Directors may also be reimbursed for up to $5,000 per year for continuing education costs incurred in connection with their service on our Board.
SUPPLEMENTAL CHAIR COMPENSATION
In addition to the annual retainers set forth above, our current Board Chair, Stephen G. Kasnet, has been awarded supplemental compensation in recognition of the extraordinary administrative burdens placed on him in 2020 related to our Company’s transition from external management to internal management and the COVID-19 pandemic.
The supplemental chair compensation is payable in additional RSUs to be granted on an annual basis over a four-year period with a value of $155,000 per grant, subject to Mr. Kasnet’s continued service on our Board, for an aggregate award value of $620,000. The first of these four annual grants was made on the date of our annual meeting of stockholders in 2021, and the second was made on the date of our annual meeting of stockholders in 2022. Each of the supplemental RSU grants has the same vesting and dividend equivalent provisions as the annual retainer RSU grants.
DIRECTOR STOCK OWNERSHIP GUIDELINES
Our directors are encouraged to own shares of our Company’s common stock to better align their personal interests with the interests of our stockholders. In furtherance of this objective, our Corporate Governance Guidelines provide that each independent director is expected to accumulate shares of common stock with a minimum market value equal to three times such director’s annual cash retainer. Unvested RSUs are included in determining whether a director has satisfied the applicable minimum ownership level.
A director is expected to attain the minimum ownership level within five years of appointment or election. If the minimum amount is not attained by such date – or is not maintained after such date – the director is expected to retain at least 50% of the shares issued upon settlement of equity awards (net of shares withheld to satisfy tax obligations) until attaining the ownership level.
2023 PROXY STATEMENT / 29

Corporate Governance and Board Matters
As of December 31, 2022, only one of our independent directors on the Board at that time held the minimum ownership level based on market value when measured with the year-end closing stock price (on December 30, 2022) of $5.36 per share. In comparison, all independent directors had held the minimum ownership level at the end of 2021, which was measured using the year-end closing stock price (on December 31, 2021) of $11.71 per share. The difference between the ownership levels for the two years is solely due to fluctuations in our stock price, as no independent director sold any shares during 2022. Consequently, all independent directors have been deemed to meet the guidelines’ current retention expectation.
DIRECTOR COMPENSATION FOR FISCAL 2022
The following table shows the compensation paid to the individuals who served as independent directors of our Board during any part of the year ended December 31, 2022. John (“Jack”) A. Taylor, our President and Chief Executive Officer and a member of our Board, did not receive any compensation for his service as a director; the compensation he received as an executive officer is reported in the Summary Compensation Table later in this proxy statement. Sheila K. McGrath was elected to the Board in January 2023 and therefore did not receive any compensation for 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Tanuja M. Dehne	110,000	109,992	219,992
Stephen G. Kasnet	170,000	324,998	494,998
W. Reid Sanders	112,500	112,491	224,991
Hope B. Woodhouse	115,000	114,991	229,991

(1)
The values in this column represent the fair value of awards of RSUs computed in accordance with FASB ASC Topic 718 and are based on the closing market price of our common stock on the NYSE on the grant date of the applicable award.

(2)
The independent directors held the following number of unvested RSUs as of December 31, 2022:

Name	Restricted Stock Units
Ms. Dehne	9,945
Mr. Kasnet	29,385
Mr. Sanders	10,171
Ms. Woodhouse	10,397
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Certain Relationships and Transactions
Certain Relationships and Transactions

Related Person Transactions Policy
Our Board has adopted a written Related Person Transactions Policy setting forth the policies and procedures for the review and approval of transactions between our Company and its Related Persons. “Related Persons” under the policy include our directors, director nominees, executive officers and holders of more than 5% of our common stock, plus those persons’ immediate family members and affiliated entities, as defined in the policy.
The policy requires that the Audit Committee review and approve all transactions, arrangements or relationships, or series of similar transactions, arrangements or relationships, in which:
•
Our Company is or will be a participant;

•
The expected amount involved exceeds $120,000; and

•
A Related Person has or will have a material direct or indirect interest.

The policy directs the Audit Committee to approve such a transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of our Company and its stockholders.
Transactions with Related Persons
CREDIT AGREEMENT AND INVESTOR RIGHTS AGREEMENT
On September 25, 2020, we (i) entered into a term loan credit agreement, or the Credit Agreement, with certain investment vehicles managed by Pacific Investment Management Company LLC, or the Initial Lenders, and (ii) in connection with the transactions contemplated by the foregoing, entered into an investor rights agreement, or the Investor Rights Agreement, which, among other things, granted the Initial Lenders certain governance and other rights and also contained certain standstill provisions applicable to the Initial Lenders and others.
Devin Chen was appointed to our Board in October 2020 pursuant to the Investor Rights Agreement and was subsequently elected to our Board at our 2021 annual meeting of stockholders. Mr. Chen served on our Board until the date of our 2022 annual meeting of stockholders but did not stand for re-election at that meeting. In 2022, we paid the Initial Lenders interest and other expenses and repaid the remaining $150 million of borrowings outstanding under the Credit Agreement.
INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND OFFICERS
We have entered into customary indemnification agreements with each of our directors and officers that require us to indemnify them to the maximum extent permitted by Maryland law and our Articles of Amendment and Restatement against any claim or liability that may arise by reason of their service to us. The agreements also require us to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. In addition, each agreement provides for procedures for the determination of entitlement to indemnification, including requiring that such determination be made by independent counsel after a change in control of our Company.
2023 PROXY STATEMENT / 31

Security Ownership and Reporting
Security Ownership and Reporting

Beneficial Ownership of Directors and Executive Officers
Our common stock is listed on the NYSE under the symbol “GPMT.” The following table sets forth information regarding the beneficial ownership of our common stock as of March 15, 2023 (unless otherwise indicated) by each of our “Named Executive Officers,” as such term is defined in Item 402(a) of Regulation S-K, and directors and by all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person is deemed to be the beneficial owner of any shares of common stock if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of March 15, 2023. “Voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.
Under our Insider Trading Policy, our officers, directors and employees are prohibited from hedging or pledging shares of our stock in any manner, whether as collateral for a loan, in a margin account held at a broker or otherwise.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class(2)
Directors
Tanuja M. Dehne	27,093	*
Stephen G. Kasnet	63,207(3)	*
Sheila K. McGrath	–	*
W. Reid Sanders	112,508 (4)	*
John (“Jack”) A. Taylor(5)	260,556	*
Hope B. Woodhouse	44,915	*
Named Executive Officers
Stephen Alpart	135,080	*
Peter Morral	63,065	*
Steven Plust	180,016	*
Marcin Urbaszek	67,152(6)	*
All directors and executive officers as a group (11 individuals)	978,819	1.9%

*
Represents ownership of less than 1.0% of our outstanding common stock as of March 15, 2023.

(1)
The business address of each of the individuals is 3 Bryant Park, Suite 2400A, New York, New York 10036.

(2)
Based on 52,383,979 shares of common stock outstanding as of March 15, 2023.

(3)
Includes 312 shares of common stock held by the Kasnet Family Foundation, over which Mr. Kasnet has shared voting and investment control with his spouse, and 62,895 shares of common stock Mr. Kasnet owns jointly with his spouse.

(4)
Includes 12,000 shares of common stock held by Green Meadows, LLC. Mr. Sanders is the managing member and a 2% owner of Green Meadows, LLC.

(5)
Mr. Taylor is also a Named Executive Officer.

(6)
Includes 94 shares of common stock held by Mr. Urbaszek’s mother.

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Security Ownership and Reporting
Beneficial Owners of More than Five Percent
of Our Common Stock
Based on their filings made under Section 13(g) of the Exchange Act, the persons known by us to be beneficial owners of more than five percent (5%) of our common stock are as follows:
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 100	9,246,925(2)	17.7%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	3,580,044(3)	6.8%

(1)
Based on 52,383,979 shares of our common stock outstanding as of March 15, 2023.

(2)
Based on a Schedule 13G filed with the SEC on January 31, 2023, by BlackRock, Inc. reporting that it has sole voting power with respect to 9,127,377 shares, shared voting and dispositive power with respect to 0 shares and sole dispositive power with respect to all shares reported.

(3)
Based on a Schedule 13G/A filed with the SEC on February 9, 2023, by The Vanguard Group reporting that it has sole voting power with respect to 0 shares, shared voting power with respect to 35,539 shares, sole dispositive power with respect to 3,501,605 shares and shared dispositive power with respect to 78,439 shares.

2023 PROXY STATEMENT / 33

Information about Our Executive Officers
Information about Our
Executive Officers

The following sets forth the positions, ages and selected biographical information for our executive officers as of April 1, 2023. John (“Jack”) A. Taylor’s biographical information is provided in the section of this proxy statement entitled “Proposal 1: Election of Directors.” There are no arrangements or understandings between any executive officer and any other person pursuant to which he was selected as an executive officer.
Stephen Alpart Age: 59 Vice President and Chief Investment Officer

•
Mr. Alpart has been our Vice President and Chief Investment Officer since our Company’s inception in 2017. He is also our Co-Head of Originations and a member of our Investment Committee.

•
From 2014 to 2020, he was a Managing Director at Pine River Capital Management, L.P., our Former Manager.

•
Prior to joining our Former Manager, Mr. Alpart was a Managing Director in the Global Real Estate Finance Group at Prudential Real Estate Investment (now known as PGIM Real Estate Company) from 2009 to 2014, responsible for managing a series of close-end debt funds in the United States.

•
Previously, Mr. Alpart was a Managing Director in the Real Estate Group at GMAC Commercial Mortgage and Capmark Investments where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and private owner/operators. Prior to that, he was a Managing Director in the Real Estate Group at PaineWebber & Co., an investment bank and stock brokerage firm, and later an Executive Director in the Real Estate Group of UBS Group AG, a Swiss multinational investment bank and financial services company, where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and owner/operators.

•
He has worked in real estate finance and debt investing for over 25 years in a variety of functions, including third-party funds management, proprietary on-book lending, transaction advisory business, loan syndications, loan sales and workouts/ restructurings.

•
Mr. Alpart received an MBA, Finance and Real Estate. From New York University and a BS in Business Administration, Accounting and Economics from Washington University.

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Information about Our Executive Officers
Michael Karber Age: 43 Vice President, General Counsel and Secretary

•
Mr. Karber has served as our Vice President, General Counsel and Secretary since 2020. He has been with our Company since its inception in 2017, previously serving as Deputy General Counsel from 2018 to 2019 and as Assistant Secretary from 2018 to 2020.

•
Prior to joining the Company, Mr. Karber was Lead Counsel – Business Operations at Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, beginning in 2014.

•
Prior to joining Two Harbors, he was a Portfolio Manager at Presidium Asset Solutions, an asset management and loan servicing company, from 2010 to 2014.

•
From 2007 to 2009, Mr. Karber was an Associate at Pircher, Nicols & Meeks LLP, and he was previously an Associate at Schwartz Cooper Chartered (now known as Dykema Gossett PLLC).

•
Mr. Karber received a JD from Northwestern University, Pritzker School of Law, and a BA in Political Science and Psychology from the University of Michigan.

Peter Morral Age: 55 Vice President and Chief Development Officer

•
Mr. Morral has been our Vice President and Chief Development Officer since 2020 and has been our Co-Head of Originations and a member of our Investment Committee since our Company’s inception in 2017.

•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, he served as a Managing Director in Annaly Capital’s Commercial Real Estate Group.

•
Prior to joining Annaly Capital, Mr. Morral was a Managing Director and member of the Investment Committee at UBS Securities, LLC where he was responsible for institutional client and large loan originations, investment banking coverage, subordinate debt pricing and distribution and loan syndications.

•
He has worked in real estate finance and debt investing for over 20 years in a variety of functions, including on-balance sheet lending, syndications and investing, credit policy and underwriting, and CMBS loan originations, pricing, ratings and credit distribution.

•
Mr. Morral received an MBA from the Ohio State University and a BLA in History from the University of Connecticut.

2023 PROXY STATEMENT / 35

Information about Our Executive Officers
Steven Plust Age: 64 Vice President and Chief Operating Officer

•
Mr. Plust has been our Vice President and Chief Operating Officer since our Company’s inception in 2017. He is also a member of our Investment Committee.

•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, Mr. Plust was a Managing Director in the Global Real Estate Finance Group at Prudential Real Estate Investment (now known as PGIM Real Estate Company) from 2009 to 2014, responsible for managing a series of close-end debt funds in the United States.

•
He has over 25 years of experience in real estate finance and capital markets and was an advisor to the Resolution Trust Corporation in the development and implementation of its securitization programs.

•
Mr. Plust has worked for over 20 years in principal investing platforms on Wall Street and in investment management, where he has been primarily responsible for transaction pricing and structuring, credit risk assessment and analysis of complex transactions and multi-asset portfolios.

•
Mr. Plust received an MBA from Columbia University and a BS in Chemistry from Rensselaer Polytechnic Institute.

Marcin Urbaszek Age: 47 Vice President, Chief Financial Officer, Treasurer and Head of Investor Relations

•
Mr. Urbaszek has been our Vice President, Chief Financial Officer, Treasurer and Head of Investor Relations since our Company’s inception in 2017.

•
He joined our Former Manager in May 2013 and, until the formation of our Company, served as a Managing Director of Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, focusing on corporate development and capital markets activities.

•
Prior to joining our Former Manager, Mr. Urbaszek worked in the Investment Banking Division at Credit Suisse Group AG from 2006 to April 2013, most recently serving as a team lead and partner on coverage and strategic transaction execution for various financial institutions, including residential and commercial mortgage lenders.

•
He has over 20 years of finance experience, including capital markets and equity research, with the last 15 years dedicated to financial institutions.

•
Over the course of his career, Mr. Urbaszek has been primarily responsible for strategic and capital raising transaction execution, as well as financial planning and analysis.

•
Mr. Urbaszek received a BBA in Finance, with a Minor focused on Financial Accounting and Economics, from Zicklin School of Business, Bernard M. Baruch College, CUNY. Mr. Urbaszek is a CFA® charterholder.

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Compensation Discussion and Analysis
Compensation Discussion
and Analysis

This “Compensation Discussion and Analysis” section describes our compensation program for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers for our fiscal year ended December 31, 2022. These Named Executive Officers, or NEOs, are as follow:
JOHN (“JACK”) A. TAYLOR	MARCIN URBASZEK	STEPHEN ALPART	PETER MORRAL	STEVEN PLUST
President, Chief Executive Officer and Director	Vice President, Chief Financial Officer and Treasurer	Vice President and Chief Investment Officer	Vice President and Chief Development Officer	Vice President and Chief Operating Officer
“CD&A” Contents
EXECUTIVE COMPENSATION OVERVIEW	p. 38
• Program Evolution • Executive Compensation Components Awarded in 2022 • 2022 Target Pay Levels • Results Under Performance-Based Awards • Quality Compensation Practices
HOW EXECUTIVE COMPENSATION IS DETERMINED	p. 40

•
Background of Our Executive Compensation Program

•
Compensation Philosophy and Objectives

•
Roles and Responsibilities in Executive Compensation Decisions

•
Employment Agreements

•
Peer Group

•
Say on Pay Vote

EXECUTIVE COMPENSATION COMPONENTS	p. 43
• 2022 Base Salary • 2022 Annual Incentive Plan (AIP) Awards • Long-Term Incentive Plan (LTIP) Awards Granted in 2022 • Benefits
EXECUTIVE COMPENSATION POLICIES AND PRACTICES	p. 51
• Stock Ownership Guidelines • Prohibition Against Hedging and Pledging • Forfeiture and Clawback Policy • Compensation Risk Assessment
2023 PROXY STATEMENT / 37

Executive Compensation Overview
PROGRAM EVOLUTION
Until December 31, 2020, we were externally managed by Pine River Capital Management L.P., our Former Manager. We entered into a definitive agreement with our Former Manager on October 10, 2020, pursuant to which we internalized our management on December 31, 2020, or the Internalization. We did not have any employees prior to the Internalization; our NEOs were employed by an affiliate of our Former Manager.
Our Compensation Committee instituted a comprehensive executive compensation program for our internally managed company in 2021 that was designed to incentivize, reward and retain our executive officers and align their interests with stockholders’ interests. The transition to being an internally managed company had profound implications for our executive compensation program and disclosure, and we caution placing significant reliance on any trailing analyses that include compensation results prior to the Internalization.
The overall structure of the executive compensation program implemented in 2021 remained intact for 2022. The components and pay levels of the compensation paid to our NEOs in 2022 are summarized in this “Executive Compensation Overview” section. Please read the remainder of this “Compensation Discussion and Analysis” and the tabular and narrative disclosure that follows for more complete information about the compensation paid to our NEOs in 2022.
EXECUTIVE COMPENSATION COMPONENTS AWARDED IN 2022
Cash	Base Salary	• Intended to provide market-competitive fixed income • Only element of total direct compensation not at performance risk
Annual Incentive Plan (AIP)
•
Target amount set as percentage of base salary (100% for CEO and 75% for each of the other NEOs)

•
Performance period: 2022

•
Pays out at 0% – 200% of target amount

•
Performance metrics:

◦
50% quantitative metrics – “Core” ROAE (return on average equity), weighted 66.7% on an absolute basis and 33.3% on a relative basis

◦
50% qualitative metrics – strategic objectives fundamental to the business

Equity	Performance Stock Units (PSUs)
•
50% of equity award value delivered as PSUs

•
Performance period: 2022-2024

•
Vests at 0% – 200% of target number of units

•
Performance metrics: absolute and relative “Core” ROAE, each weighted 50%

	Restricted Stock Units (RSUs)	• 50% of equity award value delivered as RSUs • Three-year ratable vesting
Our Compensation Committee changed the program structure in early 2023 by diversifying the financial performance metrics used in the incentive awards. Instead of using absolute and relative “Core” ROAE for both short-term cash and long-term equity awards, the 2023 AIP awards use absolute “run-rate” ROAE and absolute change in book value per share as the quantitative performance metrics, and the PSUs granted in 2023 use absolute and relative “run-rate” ROAE and absolute and relative change in book value per share as performance metrics. Our Compensation Committee believes that this revised structure results in more balanced compensation opportunities and is better aligned with stockholder value. Details of these performance metrics and the 2023 awards’ structure will be included in our 2024 proxy statement.
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2022 TARGET PAY LEVELS
Named Executive Officer	2022 Base Salary	Target AIP Award for 2022 Performance	RSU Award Granted in 2022	Target PSU Award Granted in 2022	Target Total Direct Compensation
John (“Jack”) A. Taylor	$1,000,000	$1,000,000	$1,125,000	$1,125,000	$4,250,000
Marcin Urbaszek	$560,000	$420,000	$485,000	$485,000	$1,950,000
Stephen Alpart	$600,000	$450,000	$600,000	$600,000	$2,250,000
Peter Morral	$600,000	$450,000	$600,000	$600,000	$2,250,000
Steven Plust	$600,000	$450,000	$600,000	$600,000	$2,250,000
RESULTS UNDER PERFORMANCE-BASED AWARDS
As described in detail under “Executive Compensation Components – 2022 AIP Awards” below, the Company’s 2022 performance was below the threshold levels for the absolute and relative “Core” ROAE metrics and therefore earned 0% of target levels for the quantitative component. Our Compensation Committee determined that the executive team achieved target-level performance with respect to the AIP’s qualitative metrics in the context of very uncertain and challenging market conditions. The 0% quantitative performance combined with 100% qualitative performance yielded payouts of 50% of the NEOs’ respective 2022 AIP target amounts.
Because 2021 was the first year that PSUs were granted, no PSU performance period has been completed as of December 31, 2022, and there is no performance-based equity award earn-out to report. The first PSU performance period will end on December 31, 2023, and results will be reported in our 2024 proxy statement.
QUALITY COMPENSATION PRACTICES
What We Do

•
A significant majority of each NEO’s compensation is at risk

•
Our forfeiture and clawback policy allows recoupment of cash or equity awards upon a financial restatement

•
We have adopted meaningful stock ownership requirements applicable to our NEOs

•
Our Compensation Committee retains an independent compensation consultant who provides no other services to our Company

•
Performance-based cash and equity awards have a sliding scale earn-out structure that allows for 0% payouts and is capped at 200% of target amounts

•
We conduct an annual compensation risk assessment

What We Don’t Do

•
Our NEOs do not receive perquisites or retirement plans not available to other employees

•
We do not allow our NEOs to hedge or pledge their Company stock

•
We do not have single-trigger accelerated vesting of equity awards upon a change of control of our Company

•
We do not pay dividends on any performance-based equity units that are not earned through satisfaction of the awards’ performance metrics

•
Our NEOs do not have guaranteed bonuses

•
We do not provide tax gross-ups

•
Our NEOs’ employment agreements do not provide for excessive severance payments

2023 PROXY STATEMENT / 39

Compensation Discussion and Analysis
How Executive Compensation Is Determined
BACKGROUND OF OUR EXECUTIVE COMPENSATION PROGRAM
Prior to the Internalization on December 31, 2020, we were managed by our Former Manager and did not have any employees. Our NEOs were employed by an affiliate of our Former Manager and did not receive cash compensation directly from our Company before 2021, other than a one-time bonus paid at the end of 2020 in conjunction with the Internalization. Our Former Manager and its affiliates also determined whether, and to what extent, our NEOs were provided with employee benefit plans. Prior to the Internalization, we reimbursed our Former Manager for certain executive compensation costs it incurred on our behalf.
Although we did not directly pay regular cash compensation to our NEOs prior to the Internalization, we did grant them equity awards under our 2017 Equity Incentive Plan to align their interests with those of our stockholders. Equity awards granted to our NEOs before 2021 were in the form of restricted stock, except for a one-time award of RSUs granted at the end of 2020 in conjunction with the Internalization. Those units will vest in full on the fifth anniversary of the grant date, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.
Total compensation reported for our executives for 2021 and 2022 (our first two years as an internally managed company) is not fully comparable to total compensation reported for our executives in prior years (when we were externally managed). Prior to 2021, we did not report our executives’ base salary and annual incentive compensation because they were not employed by us and their cash compensation was paid directly by our Former Manager.
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our compensation program philosophy is to provide an attractive, flexible and market-based total compensation program tied to performance and aligned with stockholders’ interests.
Our total rewards philosophy is designed to:
Attract, retain and incentivize the best talent to support our business objectives	Pay for performance by linking compensation to the achievement of short-term and long-term financial and strategic goals	Align the interests of our executive officers and stockholders by tying elements of executive compensation to corporate performance and generated returns	Ensure fair, equitable and competitive pay practices
Our Compensation Committee instituted a comprehensive executive compensation program for our internally managed company in 2021 that is designed to achieve these objectives through a mix of compensation components and sound governance practices. The overall structure of the executive compensation program implemented in 2021 remained intact for 2022.
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Compensation Discussion and Analysis
ROLES AND RESPONSIBILITIES IN EXECUTIVE COMPENSATION DECISIONS
Role of the Compensation Committee
Our Board’s Compensation Committee, which is composed entirely of independent directors, is responsible for setting all compensation paid to our executive officers. Our Compensation Committee establishes the structure of the executive compensation program, the levels paid to each executive and the performance goals for incentive-based compensation. Our Compensation Committee also recommends to our Board the amount and structure of compensation to be paid to independent directors.
When making executive compensation decisions, our Compensation Committee considers the financial performance of our Company over the prior year, market data and the competitive landscape for talent, the performance and experience of each executive officer, internal pay equity within the executive officer group, alignment with stockholder interests and risk mitigation.
Role of the Compensation Consultant
Our Compensation Committee engaged Semler Brossy Consulting Group LLC, or Semler Brossy, as its independent compensation consultant in 2019. Semler Brossy advises our Compensation Committee on market practices, peer group composition, executive compensation program design and executive pay levels. Semler Brossy also provides advice on setting compensation for independent directors.
Semler Brossy does not provide any other services to our Company. Following a review of the relationship between our Company and Semler Brossy during 2022, our Compensation Committee concluded that Semler Brossy’s work did not raise any conflicts of interest.
Role of Executive Officers
In consultation with Semler Brossy, our Chief Executive Officer provides recommendations to our Compensation Committee regarding compensation for the other executive officers. Our Chief Financial Officer assists our Chief Executive Officer in advising our Compensation Committee on corporate performance matters and the nature and levels of performance metrics for incentive-based compensation. No executive officer participates in Compensation Committee discussions setting his own pay.
EMPLOYMENT AGREEMENTS
In connection with the Internalization, we entered into employment agreements with each of the NEOs pursuant to which each became employed directly by the Company on December 31, 2020, the effective date of the Internalization. Our Compensation Committee negotiated the employment agreements, with the advice of Semler Brossy, and our Board of Directors approved them.
The employment agreements established the following compensation terms applicable to 2021 and subsequent years. See “Executive Compensation Components” later in this “Compensation Discussion and Analysis” for more information about the compensation awarded in 2022 in accordance with the employment agreements.
Base Salary
Base salaries for the NEOs were initially set under the employment agreements as $1,000,000 for Mr. Taylor; $560,000 for Mr. Urbaszek; and $600,000 for each of Messrs. Alpart, Morral and Plust for 2021. These salary amounts are to be reviewed at least annually and may be increased in subsequent years.
2023 PROXY STATEMENT / 41

Compensation Discussion and Analysis
Annual Incentive Cash Payment
Under their employment agreements, the NEOs are entitled to the opportunity to earn an annual incentive cash payment with a target value equal to 100% of base salary for Mr. Taylor and 75% of base salary for the other NEOs. The agreements set the payout value as 0% to 200% of target amount, depending on achievement against performance goals established by our Compensation Committee.
The percentages included in the employment agreements (100% for Mr. Taylor and 75% for the others) will be applied to any increase in base salary in subsequent years, which would lead to a corresponding increase in the award’s target value. Our Compensation Committee establishes performance goals each year.
Long-Term Incentive Plan (LTIP)
The employment agreements with our NEOs provide that the NEOs are entitled to annual LTIP awards with a grant date value of $2,250,000 for Mr. Taylor; $670,000 for Mr. Urbaszek (which was increased to $970,000 in 2022); and $1,200,000 for each of Messrs. Alpart, Morral and Plust. The annual LTIP awards are to be granted (i) partially in a performance-based award to be earned at 0% to 200% of target amount, depending on achievement over a three-year period against performance metrics established by our Compensation Committee, and (ii) partially in a time-based award that vest ratably over three years. The total value of the LTIP awards granted in subsequent years may vary, as may the proportion of performance-based and time-based grants (initially set as 50%/50%). The awards have associated dividend equivalent rights, are subject to the NEO’s continued employment through the applicable vesting date, and may be settled in shares or cash, at our Company’s option.
Other Terms
The employment agreements also provide that the NEOs are eligible to participate in all employee benefit programs made available to the Company’s employees generally from time to time and to receive payments upon termination or change in control of the Company as described in detail in “Executive Compensation –  Potential Payments Upon Termination or Change in Control” later in this proxy statement.
Each employment agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of each of the NEOs on the one hand and our Company on the other hand to disparage the other. In addition, the employment agreements provide that the NEO shall not, without the prior written consent of our Chief Executive Officer (or our Board, in the case of Mr. Taylor), (i) for a period of one year for Mr. Taylor, nine months for Messrs. Alpart and Plust and six months for Messrs. Morral and Urbaszek following the termination of the NEO’s employment relationship with our Company for any reason, engage in certain competitive activities and (ii) for a period of one year following the termination of the NEO’s employment relationship with our Company for any reason, solicit certain current or former employees or customers of our Company.
PEER GROUP
Our Compensation Committee does not have a policy to set executive pay levels to a particular market benchmark, but it does review market data assembled by Semler Brossy for information about pay levels for the individual executive officers – both total compensation levels and levels of the various compensation components – as well as pay practices. This data is used to assess the reasonableness of our Company’s executive compensation program in the context of a competitive marketplace for talent.
As an internally managed commercial mortgage REIT, we face the following challenges when identifying peers for the purposes of comparing our executives’ compensation to that of other companies:
•
There are a limited number of internally managed commercial mortgage REITs, which makes it difficult to identify companies that are directly comparable to our Company;

•
REITs with a residential mortgage focus have different business strategies than those focused on commercial mortgages; and

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Compensation Discussion and Analysis
•
REITs that are externally managed often do not disclose the cash compensation received by their executives, which is typically paid by their managers. A comparison of our NEOs’ reported total compensation to the publicly disclosed total compensation paid to NEOs of externally managed companies may be misleading, because in the latter case base salary and annual incentive compensation paid by managers to NEOs of externally managed companies may not have been reported.

In the context of these comparative limitations, our Compensation Committee has worked with Semler Brossy to construct a peer group with the following characteristics:
•
All internally managed companies;

•
Primary focus is on commercial mortgage REITs, but can also include mortgage REIT companies with a mix of commercial and residential portfolios, as well as diversified REITs and companies in the commercial-focused real estate financial services or thrifts and mortgage finance industries; and

•
Are comparably sized, which is primarily evaluated based on book value of equity and assets, with consideration also given to market cap and revenue levels.

The peer group is reviewed annually and updated to reflect the companies that most closely fit the foregoing characteristics. The peer group used when 2022 compensation decisions were made consisted of the following companies:
•
Arbor Realty Trust Inc. (ABR)

•
BrightSpire Capital, Inc. (BRSP)

•
Capstead Mortgage Corporation (CMO)

•
Chimera Investment Corporation (CIM)

•
Dynex Capital, Inc. (DX)

•
iStar Inc. (STAR)

•
Ladder Capital Corp (LADR)

•
MFA Financial, Inc. (MFA)

•
New York Mortgage Trust, Inc. (NYMT)

•
Redwood Trust, Inc. (RWT)

•
Walker & Dunlop, Inc. (WD)

BrightSprire Capital, a recently internalized mortgage REIT in the commercial space, was a new addition to the peer group in 2022.
SAY ON PAY VOTE
At our 2022 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, our executive compensation. Approximately 97% of the votes cast at our 2022 annual meeting of stockholders approved our executive compensation as described in our proxy statement for that meeting. Our Compensation Committee carefully considers stockholder votes on this matter, along with other expressions of stockholder views on compensation policies and desirable actions that the committee receives.
Executive Compensation Components
The principal components of our executive compensation program for 2022 are as follow:
•
Base salary;

•
Cash incentive awards paid under our Annual Incentive Plan, or AIP; and

•
Long-Term Incentive Plan, or LTIP, awards granted under our 2017 Equity Incentive Plan:

◦
50% of the LTIP award value was granted as PSUs, and

◦
50% of the LTIP award value was granted as RSUs.

Each of these components is described in detail below. This mix of compensation components was designed to incentivize, reward and retain the executive officers, consistent with our compensation philosophy and our Company’s long-term business goals. We also provide our NEOs the health and welfare and retirement benefits available to our other employees.
2023 PROXY STATEMENT / 43

Compensation Discussion and Analysis
2022 BASE SALARY
Base salary amounts for 2022 remained unchanged from 2021 amounts. The 2021 amounts were established in the NEOs’ respective employment agreements at competitive levels designed to reflect their experience and expertise and to motivate their continued service with our Company following the Internalization.
2022 AIP AWARDS
The AIP is designed to reward achievement of annual goals that support long-term value creation through the opportunity to earn cash payments. The awards described below were based on 2022 performance, were paid out in the first quarter of 2023, and are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
As described in detail below, the Company’s 2022 performance was below the threshold levels for the quantitative metrics of absolute and relative “Core” ROAE. Our Compensation Committee determined that the executive team achieved target-level performance with respect to the AIP’s qualitative metrics, yielding payouts of 50% of the NEOs’ respective target amounts.
2022 AIP Award Values
Each NEO’s target AIP award value was set in his respective employment agreement as a percentage of his base salary as follows, with an opportunity to earn 0% to 200% of the target value:
Named Executive Officer	2022 Base Salary	Target Award Percentage	Minimum AIP Award for 2022 Performance	Target AIP Award for 2022 Performance	Maximum AIP Award for 2022 Performance
John (“Jack”) A. Taylor	$1,000,000	100%	$0	$1,000,000	$2,000,000
Marcin Urbaszek	$560,000	75%	$0	$420,000	$840,000
Stephen Alpart	$600,000	75%	$0	$450,000	$900,000
Peter Morral	$600,000	75%	$0	$450,000	$900,000
Steven Plust	$600,000	75%	$0	$450,000	$900,000
Our Compensation Committee believes these award values appropriately reflect internal pay equity considerations, will motivate achievement of the performance goals described below and are competitive within the marketplace for talent, while the cap of 200% of target helps protect our Company against imprudent risk taking.
2022 AIP Award Structure
The percentage of each NEO’s target award value earned was dependent on achievement of a mix of strategic objectives and financial metrics portrayed below:
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Compensation Discussion and Analysis
Our Compensation Committee assigned even weighting to the strategic component and financial component to recognize the value of both qualitative and quantitative measures of corporate performance and to incentivize a range of achievements relevant to our growing company’s long-term success. Detailed information about these performance goals and 2022 results follows.
AIP awards for 2023 will be earned based 50% on achievement of the strategic objectives used for the 2022 awards, 25% based on achievement of “run-rate” ROAE targets and 25% based on achievement of change in book value per share targets. Details of these performance metrics and the 2023 awards’ structure will be included in our 2024 proxy statement.
Strategic Component of 2022 AIP Awards – Goals and Results
Our Compensation Committee established specific assessment factors for each of the strategic objectives in the AIP awards for 2022, as follows:
Objective	Percentage of Strategic Component	Summary of Assessment Factors
Balance sheet management	30%
•
Create a diversified and stable funding profile

•
Maintain appropriate balance sheet leverage

•
Actively manage corporate liquidity and comply with financial covenants

•
Grow equity capital to achieve economies of scale, larger market presence and increasing liquidity for stockholders

Risk management	30%
•
Use a comprehensive risk management framework to mitigate various risks, including credit risk, financing and liquidity risk, internal control and operational risk, and IT infrastructure and cybersecurity risk

•
Assess business counterparties

Stockholder/investor focus	20%
•
Generate detailed, transparent and accurate public company disclosures

•
Engage equity and debt investors through a robust investor relations program

•
Attend various equity and fixed income industry conferences and execute marketing efforts

Enhancing franchise value	20%
•
Enhance the Company’s brand and presence in the CRE market to further growth opportunities

•
Maintain a first-class team with highly skilled and experienced professionals with broad CRE lending relationships

•
Expand the Company’s reputation in the market as a fair and reliable business counterparty

The NEOs are evaluated collectively with respect to their performance against these objectives. To the extent that achievement of any of these qualitative metrics exceeded the target level of performance, our Compensation Committee had the discretion under the AIP to apply an aggregate multiplier of between one and two based on the actual achievement of the qualitative metric above target. To the extent that achievement of any of these qualitative metrics fell below the target level of performance, our Compensation Committee had the discretion under the AIP to apply an aggregate multiplier of between zero and one based on the actual achievement of the qualitative metric below target.
At the conclusion of the one-year performance period, our Compensation Committee conducted a thorough assessment of our executive team’s performance against the factors set forth above. The committee
2023 PROXY STATEMENT / 45

Compensation Discussion and Analysis
acknowledged the uncertain and challenging market conditions that prevailed during 2022 and focused on whether the objectives that will position our Company for long-term success had been achieved. The committee’s performance assessment for the 2022 AIP’s strategic factors is summarized below:
PERFORMANCE ASSESSMENT OF STRATEGIC FACTORS
Balance Sheet Management (30% of AIP Strategic Component)
•
Despite the challenging capital markets environment, proactively managed the balance sheet and originated over $465 million of new loans and realized over $800 million of loan repayments and obligations

•
Strategically raised an additional $87 million of preferred equity, further strengthening the balance sheet, diversifying funding sources and expanding our permanent capital base

•
Closed two new financing facilities totaling $250 million in borrowing capacity, which allowed us to fund non-performing loans on a non-mark-to-market basis and opened avenues to finance the business in a challenging market environment

•
Successfully refinanced two de-leveraged funding vehicles, releasing $180 million of capital, which allowed for the repayment of the remainder of the high-cost term loan and further strengthened our liquidity

•
Actively increased liquidity over the course of the year and redeemed the $144 million principal amount of convertible notes that matured in December 2022 without accessing the capital markets

•
Extended the maturities of several bank facilities and renegotiated certain terms, as these lenders continued to support our platform

•
Continued to comply with financial covenants and actively managed the balance sheet in the context of ongoing market uncertainty and volatility

Risk Management (30% of AIP Strategic Component)
•
Actively managed liquidity and funding sources, and carried the appropriate amount of cash to fund operations in the near-to-medium term

•
Maintained an active dialogue with financing counterparties to ensure that they have up-to-date information about loan performance

•
Actively managed the portfolio and collaboratively worked with borrowers to help them navigate any disruptions at their properties due to market dislocations

•
Successfully resolved two non-accrual loans

•
Realized $1.0 billion of loan repayments, principal paydowns, amortization and two loan sales

•
Constructively worked with borrowers on loan modifications in response to the effects of the Federal Reserve’s actions, rising interest rates and reduced liquidity in capital markets

•
Given the evolving market environment, increased selectivity in the origination process and picked the best investments that meet desired risk and return criteria

•
Actively maintained and enhanced internal controls and operations processes to ensure accurate financial reporting that meets all regulatory requirements

•
Maintained and enhanced a secure IT environment, including updated cybersecurity policies and procedures and regular cybersecurity risk assessments and testing

(continued)
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Compensation Discussion and Analysis
PERFORMANCE ASSESSMENT OF STRATEGIC FACTORS, cont’d
Stockholder/ Investor Focus (20% of AIP Strategic Component)
•
Proactively engaged with investors by conducting non-deal roadshows, carrying out specific transaction marketing, engaging in targeted investor outreach, holding one-on-one meetings, and attending real estate lending industry and equity/fixed income investor conferences

•
Initiated dialogues with many of our “index-oriented” investors focused on corporate governance and ESG topics

•
Significantly expanded proxy disclosure, aimed at improving communication related to executive compensation and other governance topics

•
Further improved and expanded the financial disclosures in our quarterly SEC filings with the goal of providing a more informed view of the business

•
Rebuilt our corporate website with the goal of expanding the discussion of the business and highlighting ESG efforts and initiatives

•
Maintained an active dialogue with research analysts to help further expand their knowledge and understanding of our Company and business strategy

•
Further expanded our institutional equity investor base by successfully executing an $87 million additional preferred equity offering

Enhancing Franchise Value (20% of AIP Strategic Component)
•
Continued to broaden our lending platform brand and presence in the CRE lending markets through loan originations during the first half of the year, and maintained an active, constructive dialogue with borrowers and other industry participants in the second half of the year, despite a significant decrease in transaction volumes across the real estate market

•
Participated in and presented on panels at multiple large industry conferences focused on the CRE market

•
Maintained an active dialogue with our capital providers in the equity and fixed income markets with the goal of developing new and preserving existing relationships and channels to access capital to support future growth of the business

•
Selectively expanded our highly capable team, both on the loan origination side and in the financial reporting and operations areas

•
Supported our team by implementing a flexible/hybrid work model, which allows employees to work up to two days a week remotely, and adopting additional health and safety measures within the office environments

•
Advanced several ESG initiatives through a cross-functional working group, including enhanced business ethics policies and training, an employee satisfaction survey, and implementing an employee volunteering and charitable giving platform with a corporate match

•
Further solidified the dedicated asset management function responsible for day-to-day credit surveillance of the portfolio, management of the sub-servicer relationships, and additional oversight of securitization

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Compensation Discussion and Analysis
Following this review, our Compensation Committee determined that the NEOs had achieved the objectives of the Strategic Component of the 2022 AIP awards at target levels of performance.
Financial Component of 2022 AIP Awards – Goals and Results
The Financial Component of the 2022 AIP awards was split between absolute and relative measures of “Core” ROAE performance, with a heavier weighting on the absolute value. This mix and weighting of absolute and relative measures places a premium on achieving the “Core” ROAE goal established in our Company’s internal financial plan while also providing an incentive to outperform peers that are relevant comparators for corporate performance.
“Core” ROAE is calculated as the ratio of (i) our Company’s Distributable Earnings generated during the performance period to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period. For these purposes, Distributable Earnings are as reported in our Company’s publicly filed financial reports, excluding the effects of certain non-cash items and one-time charges that we believe are not indicative of our Company’s overall operating performance. Distributable Earnings is used to calculate this “Core” ratio instead of GAAP earnings as it is a better measure of a commercial mortgage REIT’s run-rate operating performance and is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. For additional information, see the Appendix – Definitions and GAAP Reconciliation.
Our Compensation Committee selected “Core” ROAE as the financial metric to be used in the AIP because it is an important valuation metric for commercial mortgage REITs like our Company that reflects efficient use of investors’ capital and management’s sound investment decisions. “Core” ROAE emphasizes the efficient generation of earnings from our Company’s equity capital that can be distributed to our Company’s stockholders as dividends, substantially reflects performance over time and encompasses all aspects of investment activities, including interest income received on loans net of borrowing costs, as well as realized gains and losses on investments, if any.
To measure relative “Core” ROAE performance, our Company’s absolute result is compared to the results of a comparator group of companies that share the following characteristics:
•
All are mortgage REITs;

•
All have investment portfolios focused on commercial mortgages;

•
They constitute our Company’s primary public commercial mortgage REIT competitors for investment;

•
They have long-term capital and return profiles similar to our Company’s profiles; and

•
External market conditions generally affect them in ways similar to how our Company is affected.

The comparator group used to measure “Core” ROAE results for the 2022 AIP awards consisted of the following companies:
•
ACRES Commercial Realty Corp.

•
Apollo Commercial Real Estate Finance, Inc.

•
Ares Commercial Real Estate Corporation

•
Blackstone Mortgage Trust, Inc.

•
BrightSpire Capital, Inc.

•
KKR Real Estate Finance Trust Inc.

•
Ladder Capital Corp

•
TPG RE Finance Trust, Inc.

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Compensation Discussion and Analysis
Our Compensation Committee established the following pay-out matrix to determine achievement under the Financial Component of the 2022 AIP awards. The percentage earned is to be linearly interpolated when the level of performance is between Threshold and Target or between Target and Maximum.

Level of Performance	Absolute “Core” ROAE	Percentage Earned
Below Threshold	<2.0%	0% of Target
Threshold	2.0%	25% of Target
Target	6.0%	100% of Target
Maximum	≥9.0%	200% of Target
Actual	1.8%	0% of Target

Level of Performance	Relative “Core” ROAE	Percentage Earned
Below Threshold	<25th percentile	0% of Target
Threshold	25th percentile	25% of Target
Target	50th percentile	100% of Target
Maximum	≥75th percentile	200% of Target
Actual	<25th percentile	0% of Target
As indicated above, the Company’s actual “Core” ROAE for 2022 was 1.8% (below the threshold level for the absolute measure), which was outside the range of the comparator group companies’ results (i.e., below the threshold level for the relative measure). The total Financial Component of the 2022 AIP awards was achieved at 0% of target, as shown below:

Total Financial Component Results
	Absolute Performance Percentage Earned (66.7% weighting)	Relative Performance Percentage Earned (33.3% weighting)	Total Percentage Earned
	0% of Target	0% of Target	0% of Target
AIP Award Payouts
The 100% of target earned from the Strategic Component combined with the 0% of target earned from the Financial Component resulted in 2022 AIP payouts equal to 50% of each NEO’s respective target award, as shown below:

2022 AIP Award Payouts
	Strategic Component Percentage Earned (50% weighting)	Financial Component Percentage Earned (50% weighting)	Total Award Percentage Earned
	100% of Target	0% of Target	50% of Target
The dollar amounts paid to the NEOs for the 2022 AIP awards are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The payouts were made in the first quarter of 2023.
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Compensation Discussion and Analysis
LTIP AWARDS GRANTED IN 2022
Our Company adopted our 2022 Omnibus Incentive Plan, which supersedes our 2017 Equity Incentive Plan, on June 2, 2022. Since the adoption of our 2022 Omnibus Incentive Plan, no new awards may be granted our 2017 Equity Incentive Plan.
Our Compensation Committee granted the NEOs long-term incentive awards under our 2017 Equity Incentive Plan in early 2022 (prior to the adoption of our 2022 Omnibus Incentive Plan) to reward key drivers of stockholder value and foster a sense of ownership and commitment to our Company’s long-term success. The awards are summarized as follows:
Named Executive Officer	RSU Award Grant Date Value	PSU Award Grant Date Value	Total 2022 LTIP Award Grant Date Value
John (“Jack”) A. Taylor	$1,125,000	$1,125,000	$2,250,000
Marcin Urbaszek	$485,000	$485,000	$970,000
Stephen Alpart	$600,000	$600,000	$1,200,000
Peter Morral	$600,000	$600,000	$1,200,000
Steven Plust	$600,000	$600,000	$1,200,000
Factors influencing the size of each executive’s LTIP award include job responsibilities and performance, retention considerations, internal pay equity within the executive group, and market competitiveness. The grant date value of the NEOs’ LTIP awards granted in 2022 remained unchanged from the 2021 grants except that Mr. Urbaszek’s award was increased from a total grant date value of $670,000 in 2021 to $970,000 in 2022. This increase was driven by internal pay equity considerations and the breadth of Mr. Urbaszek’s responsibilities, including his roles as Chief Financial Officer and Head of Investor Relations.
The even split of the NEOs’ LTIP target value between performance-based and time-based awards is designed to motivate achievement of financial objectives while encouraging retention and stock ownership. The ultimate value of both the PSUs and the RSUs is dependent on our long-term success as reflected in the price of our Company’s common stock.
The treatment of the awards upon the NEO’s termination of employment in connection with death, disability, retirement or a change of control of our Company is described in detail in “Executive Compensation – Potential Payments Upon Termination or Change of Control” later in this proxy statement. The award agreements provide for “double trigger” vesting, meaning that vesting is not accelerated upon a change of control unless the change of control is accompanied by a qualifying termination of employment.
PSU Awards
The PSU awards granted to the NEOs in early 2022 have a three-year performance period of January 1, 2022, through December 31, 2024. All the PSUs that have been earned through satisfaction of the applicable performance metrics will vest at the conclusion of the performance period on a one-for-one basis of one share of common stock per PSU, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.
The percentage of the target number of PSUs granted that will be earned is dependent on our Company’s absolute and relative “Core” ROAE performance during the three-year period. The absolute and relative measures are evenly weighted to align the NEOs’ focus on execution of our Company’s long-term plan while accounting for independent economic and real estate market forces. Actual units earned will be between 0% and 200% of target levels.
The significance and calculation of “Core” ROAE are described above under “2022 AIP Awards.” We believe that ROAE is an important metric for our Company and its stockholders, and our Compensation Committee used “Core” ROAE to measure corporate performance on both an annual and long-term basis in 2022 awards to align pay and performance. The PSUs granted in early 2023 use absolute and relative “run-rate” ROAE and absolute and relative change in book value per share as performance metrics. Details of these performance metrics and the awards’ structure will be included in our 2024 proxy statement.
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Compensation Discussion and Analysis
The threshold, target and maximum levels of absolute performance are different for the PSUs granted in 2022 than for the 2022 AIP awards to reflect the equity awards’ longer performance period. The “Core” ROAE level used for target absolute performance is intended to be challenging but achievable. Relative “Core” ROAE will be calculated using the same comparator group of companies used in the AIP awards.
The PSU awards are accompanied by dividend equivalent rights that accrue during the performance period but are paid out upon vesting only with respect to shares that have been earned through satisfaction of the performance metrics. Upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, dividend equivalent rights accrue with respect to all outstanding PSUs. No dividend equivalent rights are paid out with respect to shares not earned or PSUs that have terminated before vesting.
Because 2021 was the first year that PSUs were granted, no PSU performance period has been completed and there is no equity award earn-out to report as of December 31, 2022. Management estimated as of December 31, 2022, based on information available at the time, that the probable outcome of the outstanding PSUs granted in early 2021 was that they would vest at 25% of target, and the probable outcome of the outstanding PSUs granted in early 2022 was that they would vest at 62.5% of target. The performance period for the PSUs granted in early 2021 will end on December 31, 2023, and the earn-out will be reported in our 2024 proxy statement.
RSU Awards
The RSUs granted to the NEOs in early 2022 vest ratably over a three-year period – 33% on each of February 16, 2023, and February 16, 2024, and 34% on February 16, 2025 – subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.
BENEFITS
Our NEOs receive the same benefits package available to our other employees, which consists primarily of health and wellness offerings, a 401(k) savings plan with a Company contribution and paid time off.
Executive Compensation Policies and Practices
STOCK OWNERSHIP GUIDELINES
Our Compensation Committee believes that ownership of our Company’s common stock by our executive officers directly aligns their interests with those of our other stockholders and helps balance the incentives for risk taking inherent in equity-based awards. Accordingly, our Compensation Committee has adopted the following stock ownership guidelines:
Executive Officer	Minimum Ownership Level
Chief Executive Officer	Market value of stock held ≥5x base salary
Other executive officers	Market value of stock held ≥3x base salary
All restricted shares and unvested RSUs are included in determining whether an executive officer satisfies the applicable minimum ownership level. Shares underlying unvested PSUs are not included. An executive officer is expected to attain the minimum ownership level within five years of appointment. If the minimum amount is not attained by such date – or is not maintained after such date – the officer is expected to retain at least 75% of the shares issued upon settlement of equity awards (net of shares withheld to satisfy tax obligations) until attaining the ownership level.
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Compensation Discussion and Analysis
As of December 31, 2022, none of our NEOs held the minimum ownership level based on market value when measured with the year-end closing stock price (on December 30, 2022) of $5.36 per share. In comparison, all NEOs had held the minimum ownership level at the end of 2021, which was measured using the year-end closing stock price (on December 31, 2021) of $11.71 per share. The difference between the ownership levels for the two years is solely due to fluctuations in our stock price, as no NEO sold any shares during 2022. Consequently, all NEOs have been deemed to meet the guidelines’ current retention expectation.
PROHIBITION AGAINST HEDGING AND PLEDGING
Our Board has adopted, as part of our Insider Trading Policy, prohibitions against our officers, directors and employees engaging in transactions designed to profit from fluctuations in the price of our securities, such as short sales or purchasing our securities on margin. In addition, such persons are prohibited from purchasing or selling puts or calls or other derivative securities on our securities, pledging our securities as collateral for a loan, or entering into hedging or monetization transactions or similar arrangements with respect to our securities.
FORFEITURE AND CLAWBACK POLICY
Both our 2017 Equity Incentive Plan and 2022 Omnibus Incentive Plan, which became effective on June 2, 2022, include forfeiture and clawback provisions that are triggered by a restatement of incorrect financial results. In the case of a restatement, our Compensation Committee will review all cash and equity awards (whether granted under either of those plans or otherwise) held by executive officers that were earned based on performance or vested during the course of the financial period subject to such restatement or were granted during or within one year following such financial period.
If any award would have been lower or would not have vested, been earned or been granted based on the restated financial results, our Compensation Committee may (i) cancel the award, in whole or in part, whether or not vested, earned or payable or (ii) require the executive officer to repay to our Company an amount equal to all or any portion of the value of any gains from the grant, vesting or payment of the award that would not have been realized had the restatement not occurred. Our Compensation Committee will determine, in its sole discretion, whether such a forfeiture or clawback is appropriate, and any forfeiture or clawback will be undertaken to the extent permitted by governing law.
We expect to update our forfeiture and clawback policy as may be necessary to comply with New York Stock Exchange listing standards to be issued in connection with the SEC rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act.
COMPENSATION RISK ASSESSMENT
Our Compensation Committee reviewed our Company’s compensation programs and plans for both executive officers and other employees in early 2023 to assess whether those programs and plans create incentives for risk-taking behavior that could damage our Company and its stockholders. Following this assessment, our Compensation Committee determined that the risks arising from our Company’s compensation programs and plans for executive officers and other employees are not reasonably likely to have a material adverse effect on our Company.
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Compensation Discussion and Analysis
When making this determination, our Compensation Committee specifically considered the following features of our executive compensation program:
Risk-Mitigating Features of Executive Compensation Program

•
Earnout of performance-based equity (PSU) and annual cash (AIP) awards is capped at
200% of target

•
Performance-based awards have a sliding scale earnout structure, not an all-or-nothing structure

•
A significant percentage of the executives’ total direct compensation is paid as equity with three-year vesting

•
PSUs have a three-year performance period

•
Our forfeiture and clawback policy allows recoupment of cash or equity awards upon a financial restatement

•
All officers and employees are prohibited from hedging Company securities through our Insider Trading Policy

•
Executive stock ownership levels and retention requirements are governed by stock ownership guidelines

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Compensation Committee Report
Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management.
Based on such review and discussions, our Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Compensation Committee of the Company’s Board:
Hope B. Woodhouse (Chair)
Tanuja M. Dehne
W. Reid Sanders
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Executive Compensation
Executive Compensation

Summary Compensation Table
The following table shows the cash and equity compensation awarded to or earned by our NEOs for services rendered to us during the fiscal years presented:
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total(5) ($)
John (“Jack”) A. Taylor President and Chief Executive Officer	2022	1,000,000	—	2,249,979	500,000	9,150	3,759,129
	2021	1,000,000	—	2,718,454	1,000,000	8,700	4,727,154
	2020	—	1,000,000	2,199,995	—	—	3,199,995
Marcin Urbaszek Vice President, Chief Financial Officer and Treasurer	2022	560,000	—	969,980	210,000	9,150	1,749,130
	2021	560,000	—	809,487	420,000	8,700	1,798,187
	2020	—	420,000	809,990	—	—	1,229,990
Stephen Alpart Vice President and Chief Investment Officer	2022	600,000	—	1,199,984	225,000	9,150	2,034,134
	2021	600,000	—	1,449,848	450,000	8,700	2,508,548
	2020	—	450,000	1,349,992	—	—	1,779,992
Peter Morral Vice President and Chief Development Officer	2022	600,000	—	1,199,984	225,000	9,150	2,034,134
	2021	600,000	—	1,449,848	450,000	8,700	2,508,548
	2020	—	450,000	1,449,988	—	—	1,899,988
Steven Plust Vice President and Chief Operating Officer	2022	600,000	—	1,199,984	225,000	9,150	2,034,134
	2021	600,000	—	1,449,848	450,000	8,700	2,508,548
	2020	—	450,000	1,349,992	—	—	1,844,407

(1)
The amounts in this column for 2020 represent one-time cash awards paid in connection with the Internalization process, as discussed above in “Compensation Discussion and Analysis.”

(2)
The amounts in this column are calculated based on the number of restricted stock awards, RSUs and PSUs awarded and the fair market value of our common stock on the date the award was made in accordance with FASB ASC Topic 718. See Note 13 to our consolidated financial statements included in our 2022 Annual Report on Form 10-K for assumptions used to calculate our stock awards.

The 2022 amounts in this table reflect the fair market value of each NEO’s RSUs plus the target payout for the PSUs on the grant date. As described above in “Compensation Discussion and Analysis,” the actual number of PSUs earned will be determined after a three-year performance period beginning on January 1, 2022, and ending on December 31, 2024. Depending on our Company’s performance during this time with respect to the awards’ metrics, 0% to 200% of the target number of PSUs granted to the NEOs can be earned. The grant date fair value of RSUs plus the grant date fair value of the PSUs assuming maximum potential payout amounts are as follow: (a) Mr. Taylor, $3,374,968; (b) Mr. Urbaszek, $1,454,970; (c) Mr. Alpart, $1,799,976; (d) Mr. Morral, $1,799,976; and (e) Mr. Plust, $1,799,976.
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Executive Compensation
(3)
The amounts in this column for 2022 represent payments made to the NEOs under the AIP in early 2023 based on performance during 2022. The AIP and these awards are described above in “Compensation Discussion and Analysis.”

(4)
The amounts in this column for 2022 represent Company contributions into each NEO’s 401(k) savings plan for 2022 service.

(5)
Any cash compensation paid to our NEOs by our Former Manager during 2020 is not included in this Summary Compensation Table.

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Grants of Plan-Based Awards in 2022
The following table shows the cash incentive awards made under our AIP, and the PSU and RSU awards made under our 2017 Equity Incentive Plan, to our NEOs during 2022.
Name	Award Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(5) (#)	Grant Date Fair Value of Stock Awards(6) ($)
			Threshold ($)(2)	Target ($)	Maximum ($)	Threshold (#)(4)	Target (#)	Maximum (#)
John (“Jack”) A. Taylor	AIP	—	125,000	1,000,000	2,000,000	—	—	—	—	—
	PSU	2/16/2022	—	—	—	23,754	95,016	190,032	—	1,124,989
	RSU	2/16/2022	—	—	—	—	—	—	95,016	1,124,989
Marcin Urbaszek	AIP	—	52,500	420,000	840,000	—	—	—	—	—
	PSU	2/16/2022	—	—	—	10,241	40,962	81,924	—	484,990
	RSU	2/16/2022	—	—	—	—	—	—	40,962	484,990
Stephen Alpart	AIP	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	2/16/2022	—	—	—	12,669	50,675	101,350	—	599,992
	RSU	2/16/2022	—	—	—	—	—	—	50,675	599,992
Peter Morral	AIP	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	2/16/2022	—	—	—	12,669	50,675	101,350	—	599,992
	RSU	2/16/2022	—	—	—	—	—	—	50,675	599,992
Steven Plust	AIP	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	2/16/2022	—	—	—	12,669	50,675	101,350	—	599,992
	RSU	2/16/2022	—	—	—	—	—	—	50,675	599,992

(1)
These columns show the potential payments for each of the NEOs under our AIP for 2022 performance. Actual payment amounts are determined in accordance with the performance metrics and calculation formula described above in “Compensation Discussion and Analysis.” The amounts paid to the NEOs in early 2023 for 2022 performance are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(2)
As described above in “Compensation Discussion and Analysis,” 50% of the AIP was subject to quantitative metrics – absolute “Core” ROAE and relative “Core” ROAE – which have threshold performance levels, and 50% was subject to qualitative metrics, which do not have threshold performance levels. To the extent that achievement of any of the qualitative metrics exceeded the target level of performance, our Compensation Committee had the discretion to apply an aggregate multiplier of between one and two based on the actual achievement of the qualitative metric above target. To the extent that achievement of any of the qualitative metrics fell below the target level of performance, our Compensation Committee had the discretion to apply an aggregate multiplier of between zero and one based on the actual achievement of the qualitative metric below target. The amounts in this column reflect threshold performance for each of the quantitative metrics and a determination of zero with respect to the qualitative metrics. Performance below the threshold levels for the quantitative metrics, when paired with a determination of zero with respect to the qualitative metrics, would yield a payout of $0.

(3)
These columns show the potential number of PSUs that could be earned by each of the NEOs during the three-year performance period of January 1, 2022, to December 31, 2024. As described above in “Compensation Discussion and Analysis,” 0% to 200% of the target number of PSUs granted to the NEOs can be earned depending on our Company’s performance during this period with respect to the awards’ metrics.

Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the
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respective award agreement. The PSU awards are accompanied by dividend equivalent rights that accrue during the performance period but are paid out upon vesting only with respect to shares that have been earned through satisfaction of the performance metrics. Upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, dividend equivalent rights accrue with respect to all outstanding PSUs. No dividend equivalent rights are paid out with respect to shares not earned or PSUs that have terminated before vesting.
(4)
The amounts in this column reflect performance equal to threshold levels with respect to both absolute “Core” ROAE and relative “Core” ROAE. Performance below those levels would yield an earn-out of zero PSUs.

(5)
The RSUs reflected in this column vest ratably over a three-year period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.

(6)
The values in this column were calculated by multiplying the number of units granted (in the case of PSUs, the target number was used) by the closing market price of a share of our common stock on the grant date.

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Outstanding Equity Awards at 2022 Fiscal Year-End
The following table sets forth information concerning unvested restricted stock, RSU and PSU awards held by each of the NEOs as of December 31, 2022.
		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Units That Have Not Vested(1) ($)
John (“Jack”) A. Taylor	2/16/2022	—	—	95,016(2)	509,286
	2/16/2022	95,016(3)	509,286	—	—
	1/29/2021	—	—	112,612(4)	603,600
	1/29/2021	75,075(5)	402,402	—	—
	12/31/2020	100,100(6)	536,536	—	—
	1/29/2020	21,657(7)	116,082	—	—
Marcin Urbaszek	2/16/2022	—	—	40,962(2)	219,556
	2/16/2022	40,962(3)	219,556	—	—
	1/29/2021	—	—	33,533(4)	179,737
	1/29/2021	22,356(5)	119,828	—	—
	12/31/2020	56,056(6)	300,460	—	—
	1/29/2020	4,512(7)	24,184	—	—
Stephen Alpart	2/16/2022	—	—	50,675(2)	271,618
	2/16/2022	50,675(3)	271,618	—	—
	1/29/2021	—	—	60,060(4)	321,922
	1/29/2021	40,040(5)	214,614	—	—
	12/31/2020	60,060(6)	321,922	—	—
	1/29/2020	13,536(7)	72,553	—	—
Peter Morral	2/16/2022	—	—	50,675(2)	271,618
	2/16/2022	50,675(3)	271,618	—	—
	1/29/2021	—	—	60,060(4)	321,922
	1/29/2021	40,040(5)	214,614	—	—
	12/31/2020	60,060(6)	321,922	—	—
	1/29/2020	15,340(7)	82,222	—	—
Steven Plust	2/16/2022	—	—	50,675(2)	271,618
	2/16/2022	50,675(3)	271,618	—	—
	1/29/2021	—	—	60,060(4)	321,922
	1/29/2021	40,040(5)	214,614	—	—
	12/31/2020	60,060(6)	321,922	—	—
	1/29/2020	13,536(7)	72,553	—	—

(1)
The values in this column are based on the $5.36 closing market price of our common stock on the NYSE on December 30, 2022, the last trading day of the fiscal year.

(2)
The number of PSUs listed is the target number that can be earned during the three-year performance period of January 1, 2022, to December 31, 2024. The actual number of PSUs earned will be 0% to 200% of the target number of PSUs granted, depending on our Company’s performance during the

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performance period with respect to the awards’ metrics. Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.
(3)
These RSUs vest at the rate of 33% on each of the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(4)
The number of PSUs listed is the target number that can be earned during the three-year performance period of January 1, 2021, to December 31, 2023. The actual number of PSUs earned will be 0% to 200% of the target number of PSUs granted, depending on our Company’s performance during the performance period with respect to the awards’ metrics. Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(5)
These RSUs vest at the rate of 33% on January 1, 2022, and January 1, 2023, and 34% on January 1, 2024, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(6)
These RSUs will vest on the fifth anniversary of the grant date, or December 31, 2025, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(7)
These shares of restricted stock vest at the rate of 33% on each of the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

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Stock Vested in 2022
The following table sets forth information concerning the shares of restricted stock and RSUs held by our NEOs that vested during the year ended December 31, 2022.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
John (“Jack”) A. Taylor	79,909	945,480
Marcin Urbaszek	20,005	236,289
Stephen Alpart	46,502	550,629
Peter Morral	47,012	556,719
Steven Plust	46,502	550,629

(1)
The values in this column are based on the closing market price of our common stock on the NYSE on the applicable vesting date or, if the NYSE was closed on such date, the closing market price of our common stock on the most recent NYSE trading date prior to the vesting date.

Nonqualified Deferred Compensation
Although certain equity awards granted to the NEOs have features that could be deemed subject to Section 409A of the Internal Revenue Code, we do not currently maintain a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for the NEOs.
Potential Payments upon Termination or Change
in Control
Our NEOs’ employment agreements provide for payment of various compensation and benefits to our NEOs upon certain types of termination of employment, including the following:
Termination without Cause or Resignation for Good Reason (not related to a Change of Control) – if, at any time other than during the three-month period immediately prior to (or otherwise in connection with or in anticipation of) a “Change of Control” (as defined below) or during the twenty-four (24) month period immediately following a Change of Control, or a Change-in-Control Period, (i) we terminate the employment of an NEO involuntarily without “Cause” (as defined below) or because of death or disability or (ii) an NEO resigns for “Good Reason” (as defined below), the NEO will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
Severance payments equal to 2.0 times for Mr. Taylor, 1.5 times for Messrs. Alpart and Plust and 1.0 times for Messrs. Morral and Urbaszek the sum of the NEO’s then-applicable base salary and target cash bonus, if any, payable in equal installments over twelve months;

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A cash bonus equal to the cash bonus that the NEO would have received for the fiscal year, if any, based on actual performance and prorated for the number of days the NEO was employed by us during that fiscal year, payable at the same time cash bonuses are paid to other executive officers for that fiscal year;

•
Reimbursement for Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months;

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•
Unvested time-based equity awards will continue to vest as if the NEO had remained employed by us through the applicable vesting date; and

•
Unvested performance-based equity awards will be prorated for the number of days in the applicable performance period and vest at the end of the applicable performance period based on actual performance;.

Termination without Cause or Resignation for Good Reason (related to a Change of Control) – if, during a Change-in-Control Period, (i) we terminate the employment of an NEO involuntarily without Cause (as defined below) or because of death or disability or (ii) an NEO resigns for Good Reason (as defined below), the NEO will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
Severance payments equal to 2.5 times for Mr. Taylor, 2.0 times for Messrs. Alpart and Plust and 1.5 times for Messrs. Morral and Urbaszek the sum of the NEO’s then-applicable base salary and target cash bonus, if any, payable in a lump sum on the Release Deadline (as defined below);

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A cash bonus equal to the NEO’s target cash bonus and prorated for the number of days such executive officer was employed by us during that fiscal year, payable within ten (10) days after the Release Deadline;

•
Reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months;

•
Unvested time-based equity awards will immediately vest upon the NEO’s termination of employment; provided, however, in limited circumstances, to the extent necessary to avoid the imposition of certain taxes, such awards will continue to vest as if such executive officer had remained employed by us through the applicable vesting date; and

•
Unvested performance-based equity awards will immediately vest at the target amount upon the NEO’s termination of employment; provided, however, in limited circumstances, if necessary to avoid certain adverse tax consequences, settlement of the awards will occur at the end of the applicable performance period.

Termination upon Death, Disability or Retirement – if an NEO’s employment terminates because of such executive officer’s (i) death, (ii) disability or (iii) “Retirement,” which is defined by the employment agreements as the executive officer’s resignation (other than for Good Reason) after the age of 65 with five years of service with the Company, inclusive of service with our Former Manager, such executive officer will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A cash bonus equal to the NEO’s target cash bonus and prorated for the number of days such executive officer was employed by us during that fiscal year, payable within ten days after the Release Deadline (as defined below);

•
For termination because of disability only, reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months; and

•
Unvested equity awards will receive the same treatment that unvested equity awards do for terminations without Cause or resignations for Good Reason (not related to a Change of Control), as described above; provided, however, if the termination is the result of the NEO’s retirement during a Change-in-Control Period, unvested equity awards will receive the same treatment that unvested equity awards do for terminations without Cause or resignations for Good Reason (related to a Change of Control), as described above, except that the number of performance-based equity awards vesting

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will be prorated based on the number of days such executive officer was employed by us during the applicable performance period.
Each NEO’s receipt of severance payments and other post-termination benefits is subject to, among other conditions, such executive officer executing a separation agreement and release of claims that is effective no later than sixty (60) days following the termination of such executive officer’s employment, or the Release Deadline, and such executive officer’s continued compliance with the non-competition and non-solicitation provisions contained in such executive officer’s Employment Agreement. For more information regarding the non-competition and non-solicitation provisions in our NEOs’ employment agreements, please see the “Compensation Discussion and Analysis – How Executive Compensation Is Determined – Employment Agreements” above.
As used in our NEOs’ employment agreements:
•
“Cause” generally includes an NEO’s: (i) gross negligence or willful misconduct in the performance of his duties and responsibilities to our Company; (ii) commission of any act of fraud, theft, embezzlement or any other willful misconduct that injures our Company; (iii) conviction of, or pleading guilty or nolo contendere to, any felony or a lesser crime involving moral turpitude; (iv) willful violation of any material written policy of our Company; (v) alcohol abuse or other substance abuse that materially impairs his ability to perform his obligations; (vi) unauthorized and willful use or disclosure of any proprietary information or trade secrets of our Company or other parties; and (vii) material and willful breach of any restrictive covenants to our Company;

•
“Change of Control” has the same definition as is given to such term in our 2017 Equity Incentive Plan, provided that a management-led buyout is not considered a Change of Control;

•
“Good Reason” with respect to an NEO generally includes: (i) a change in such executive officer’s title or reporting relationship or a material reduction in such executive officer’s duties, authority or responsibilities; (ii) a reduction in such executive officer’s base salary or target cash bonus of 10% or more; (iii) a material change in the geographic location of such executive officer’s primary work location; and (iv) a material breach by our Company of a material provision of such executive officer’s employment agreement.

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The following table sets forth estimates of the potential benefits to our NEOs in connection with certain termination and change in control events, assuming such events occurred on December 31, 2022. The actual payments due upon the occurrence of such events could materially differ from the estimates provided in the table if such events occur on a different date.
Name and Form of Benefit	Termination without Cause or Resignation for Good Reason (not related to a Change of Control) ($)	Termination without Cause or Resignation for Good Reason (related to a Change of Control) ($)	Death ($)	Disability ($)	Retirement(1) ($)
John (“Jack”) A. Taylor
Severance	4,000,000	5,000,000	—	—	—
Cash Bonus(2)	500,000	1,000,000	1,000,000	1,000,000	1,000,000
Equity	2,130,746(3)	2,677,191(4)	2,130,746(3)	2,130,746(3)	2,130,746(3)
Other Benefits	64,418(5)	64,418(5)	—	64,418(5)	—
Totals	6,695,164	8,741,609	3,130,746	3,195,164	3,130,746
Marcin Urbaszek
Severance	980,000	1,470,000	—	—	—
Cash Bonus(2)	210,000	420,000	420,000	420,000	420,000
Equity	855,109(3)	1,063,322(4)	855,109(3)	855,109(3)	855,109(3)
Other Benefits	64,418(5)	64,418(5)	—	64,418(5)	—
Totals	2,109,527	3,017,740	1,275,109	1,339,527	1,275,109
Stephen Alpart
Severance	1,575,000	2,100,000	—	—	—
Cash Bonus(2)	225,000	450,000	450,000	450,000	450,000
Equity	1,182,809(3)	1,474,247(4)	1,182,809(3)	1,182,809(3)	1,182,809(3)
Other Benefits	64,418(5)	64,418(5)	—	64,418(5)	—
Totals	3,047,227	4,088,665	1,632,809	1,697,227	1,632,809
Peter Morral
Severance	1,050,000	1,575,000	—	—	—
Cash Bonus(2)	225,000	450,000	450,000	450,000	450,000
Equity	1,192,479(3)	1,483,916(4)	1,192,479(3)	1,192,479(3)	1,192,479(3)
Other Benefits	78,665(5)	78,665(5)	—	78,665(5)	—
Totals	2,546,144	3,587,581	1,642,479	1,721,144	1,642,479
Steven Plust
Severance	1,575,000	2,100,000	—	—	—
Cash Bonus(2)	225,000	450,000	450,000	450,000	450,000
Equity	1,182,809(3)	1,474,247(4)	1,182,809(3)	1,182,809(3)	1,182,809(3)
Other Benefits	64,418(5)	64,418(5)	—	64,418(5)	—
Totals	3,047,227	4,088,665	1,632,809	1,697,227	1,632,809

(1)
As of December 31, 2022, Mr. Taylor was the only NEO who was Retirement eligible, but we have reflected the amounts that would have been paid upon Retirement on December 31, 2022, had all NEOs been so eligible.

(2)
Cash bonus amounts reflect pro-rated AIP payments for actual 2022 performance for a termination without Cause or resignation for Good Reason (not related to a Change of Control), and pro-rated AIP payments for target performance for a termination without Cause or resignation for Good Reason related to a Change of Control, death, disability or Retirement.

(3)
While settlement of outstanding equity awards is not accelerated upon a termination without Cause or resignation for Good Reason (not related to a Change of Control), death, disability or Retirement, outstanding equity awards would not be forfeited but would instead continue to vest without regard to continued service and settle on the original schedule. Therefore, the value of such awards has been included in this table for such events. Unvested shares of restricted stock and unvested RSUs would

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continue to vest as though the NEO had remained employed through the applicable vesting period, and unvested PSUs would be prorated for the NEO’s partial service during the performance period. In these circumstances, the PSUs would vest at the end of the performance period at levels reflecting actual performance. However, for purposes of this table, the value of the outstanding PSU awards is reflected at target levels of performance. The value for all awards is based on the $5.36 closing market price of our common stock on the NYSE on December 30, 2022, the last trading day of the fiscal year.
(4)
Comprised of outstanding unvested shares of restricted stock, unvested RSUs and unvested PSUs held by the NEO as of December 31, 2022, that would have vested in full upon a termination without Cause or resignation for Good Reason (related to a Change of Control). The PSUs would vest at target levels in this circumstance. The value for all awards is based on the $5.36 closing market price of our common stock on the NYSE on December 30, 2022, the last trading day of the fiscal year.

(5)
Assumes reimbursement of COBRA premiums for eighteen (18) months after the termination of the NEO’s employment.

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Pay Versus Performance
As required by the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our executive officers and certain corporate performance metrics, in accordance with SEC regulations, during the years ended December 31, 2020, 2021, and 2022. Please note that the compensation information presented in the Pay Versus Performance Table below is different from the compensation information presented in the Summary Compensation Table largely due to the different methodologies applied to calculate equity award information.
PAY VERSUS PERFORMANCE TABLE
	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in thousands)(7) ($)	“Core” ROAE(8)
Year					Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)
2022	3,759,129	216,887	1,962,883	168,582	38	69	(40,825)	1.8%
2021	4,727,154	5,202,864	2,330,958	2,600,747	74	91	68,353	5.9%
2020	3,199,995	1,921,617	1,682,491	1,116,462	58	78	(40,439)	6.7%

(1)
Summary Compensation Table Total for PEO – The amounts in this column are the amounts of compensation reported in the “Total” column of the Summary Compensation Table for Mr. Taylor, our Chief Executive Officer, for the covered years. Any cash compensation paid to Mr. Taylor by our Former Manager during 2020 is not included in the reported amount.

(2)
Compensation Actually Paid to PEO – The amounts in the following table represent deductions from and additions to the equity award values for Mr. Taylor for the purposes of computing compensation actually paid amounts appearing in this column of the Pay Versus Performance Table:

Year	Summary Compensation Table Total for PEO ($)	Grant Date Fair Value of Value of Equity Awards Granted During the Year(a) ($)	Year-End Fair Value of Outstanding Equity Awards Granted During the Year(a) ($)	Change in Fair Value as of Year-End of Any Prior Year Equity Awards that Remain Unvested as of Year-End(a) ($)	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Year(a) ($)	Value of Dividends and Dividend Equivalent Rights Paid on Unvested Equity Awards During the Year(b) ($)	Compensation Actually Paid to PEO ($)
2022	3,759,129	(2,249,979)	827,589	(2,417,670)	9,746	288,071	216,887
2021	4,727,154	(2,718,454)	2,637,373	282,302	(34,647)	309,136	5,202,864
2020	3,199,995	(2,199,995)	1,649,049	(508,971)	(296,731)	78,269	1,921,617

(a)
Equity fair value calculations reported in the Pay Versus Performance Table were made using the closing market price of our common stock on the NYSE on the relevant date (or, if the NYSE was closed on such date, the closing market price of our common stock on the most recent NYSE trading date prior to the relevant date).

For PSUs, the probable outcome of those awards’ performance conditions as of the relevant date was used to calculate fair value. Target-level performance was assumed on the grant date. As of December 31, 2021, management estimated that the probable outcome of the outstanding PSUs granted in early 2021 was that they would vest at 100% of target, based on information available at the time. As of December 31, 2022, management estimated that the probable outcome of the outstanding PSUs granted in early 2021 was that they would vest at 25% of target, and the probable outcome of the outstanding PSUs granted In early 2022 was that they would vest at 62.5% of
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target, in both cases based on information available at the time. No PSUs were granted in or outstanding during 2020.
(b)
Represents dividends paid on unvested restricted stock awards and dividend equivalent rights paid with respect to unvested RSUs during the covered fiscal year.

(3)
Average Summary Compensation Table Total for Non-PEO NEOs – The amounts in this column are the average amounts of compensation reported in the “Total” column of the Summary Compensation Table for our NEOs other than Mr. Taylor for the covered years. For all covered years, our NEOs other than Mr. Taylor were Mr. Urbaszek, Mr. Alpart, Mr. Morral and Mr. Plust. Any cash compensation paid to our NEOs by our Former Manager during 2020 is not included in the reported amount.

(4)
Average Compensation Actually Paid to Non-PEO NEOs – The amounts in the following table represent deductions from and additions to the equity award values for our NEOs other than Mr. Taylor for the purposes of computing average amounts of compensation actually paid appearing in this column of the Pay Versus Performance Table:

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Grant Date Fair Value of Value of Equity Awards Granted During the Year(a) ($)	Average Year- End Fair Value of Outstanding Equity Awards Granted During the Year(a) ($)	Average Change in Fair Value as of Year-End of Any Prior Year Equity Awards that Remain Unvested as of Year-End(a) ($)	Average Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Year(a) ($)	Average Value of Dividends and Dividend Equivalent Rights Paid on Unvested Equity Awards During the Year(b) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,962,883	(1,142,483)	420,229	(1,229,748)	5,105	152,595	168,582
2021	2,330,958	(1,289,758)	1,251,290	159,936	(16,999)	165,321	2,600,747
2020	1,682,491	(1,239,991)	941,565	(244,193)	(58,501)	35,091	1,116,462

(a)
Equity fair value calculations reported in the Pay Versus Performance Table were made using the closing market price of our common stock on the NYSE on the relevant date (or, if the NYSE was closed on such date, the closing market price of our common stock on the most recent NYSE trading date prior to the relevant date).

For PSUs, the probable outcome of those awards’ performance conditions as of the relevant date was used to calculate fair value. Target-level performance was assumed on the grant date. As of December 31, 2021, management estimated that the probable outcome of the outstanding PSUs granted in early 2021 was that they would vest at 100% of target, based on information available at the time. As of December 31, 2022, management estimated that the probable outcome of the outstanding PSUs granted in early 2021 was that they would vest at 25% of target, and the probable outcome of the outstanding PSUs granted In early 2022 was that they would vest at 62.5% of target, in both cases based on information available at the time. No PSUs were granted in or outstanding during 2020.
(b)
Represents dividends paid on unvested restricted stock awards and dividend equivalent rights paid with respect to unvested RSUs during the covered fiscal year.

(5)
Total Shareholder Return (TSR) – The amounts in this column represent cumulative total return on our Company’s common stock at the end of each covered year, assuming $100 invested on December 31, 2019, with quarterly investment of dividends before consideration of income taxes and without the payment of any commissions.

(6)
Peer Group TSR – The amounts in this column represent cumulative total return on the stocks included in the Bloomberg REIT Mortgage Index (which is the index we reference in the “Performance Graph” appearing in Part II of our Annual Report on Form 10-K) at the end of each covered year, assuming $100 invested on December 31, 2019, with quarterly investment of dividends before consideration of income taxes and without the payment of any commissions.

(7)
Net Income (Loss) – The amounts in this column reflect the amount of net income (loss) reported in our Company’s audited financial statements for the covered years.

2023 PROXY STATEMENT / 67

Executive Compensation
(8)
“Core” ROAE – The amounts in this column represent “Core” ROAE for the covered years, which is calculated as the ratio of (i) our Company’s Distributable Earnings generated during a period to (ii) our Company’s average common stockholders’ equity during the same period, as measured on each of the first and last day of such period. For these purposes, Distributable Earnings are as reported in our Company’s publicly filed financial reports, excluding the effects of certain non-cash items and one-time charges that we believe are not indicative of our Company’s overall operating performance.

In addition to financial results for these measures that are reported in accordance with GAAP, we report certain measures on a non-GAAP basis. These measures are not in accordance with, or a substitute for, GAAP, and our financial measures may differ from the non-GAAP financial measures used by other companies. For additional information, see the Appendix – Definitions and GAAP Reconciliation.
ANALYSIS OF THE PAY VERSUS PERFORMANCE INFORMATION
As described in “Compensation Discussion and Analysis” above, our executive compensation program changed dramatically in 2021, when we first become an internally managed company. In 2020 and earlier, we did not report cash compensation that had been paid to our NEOs by our Former Manager, and we did not grant performance-based equity. A significant portion of the NEOs’ total compensation opportunity in 2021 and 2022 was performance based through the AIP cash awards and PSU equity awards. The evolution of our executive compensation program over the three-year period reported in the Pay Versus Performance Table complicates some year-over-year comparisons.
We are providing the following information analyzing the relationship among items reported in the Pay Versus Performance Table in accordance with Item 402(v) of Regulation S-K. Please read “Compensation Discussion and Analysis” for more information about our Compensation Committee’s pay-for-performance philosophy and the ways in which the committee structures our NEOs’ compensation opportunities to align with corporate performance.
Compensation Actually Paid and Cumulative TSR
The amount of compensation actually paid to Mr. Taylor and the average amount of compensation actually paid to the other NEOs are directionally aligned with the Company’s cumulative TSR over the three years covered by the Pay versus Performance Table. Over that period, the compensation actually paid to Mr. Taylor decreased by 89% and the average compensation actually paid to the other NEOs decreased by 85%, while our Company’s cumulative TSR decreased by 34%. This directional alignment reflects the significant portion of the compensation actually paid to the NEOs that consisted of equity awards for all covered years.
Compensation Actually Paid and Net Income (Loss)
The amount of compensation actually paid to Mr. Taylor and the average amount of compensation actually paid to the other NEOs are not aligned with net income (loss) results over the three years covered by the Pay versus Performance Table. Over that period, the compensation actually paid to Mr. Taylor decreased by 89% and the average compensation actually paid to the other NEOs decreased by 85%, while our Company’s net income (loss) decreased by only 1%. Net income has not been used as a performance measure in our executive compensation program, and over the three covered years it has not correlated strongly with stock price on the measurement dates used to calculate compensation actually paid to the NEOs.
Compensation Actually Paid and “Core” ROAE
“Core” ROAE is the most significant performance measure used by our Company during the most recently completed fiscal year to link (i) compensation actually paid to our NEOs to (ii) corporate performance. For both 2021 and 2022, PSUs comprised 50% of the equity award value granted to the NEOs, and “Core” ROAE was the performance metric for those awards (weighted 50% on an absolute basis and 50% on a relative basis). In addition, 50% of the NEOs’ AIP awards paid for 2021 and 2022 were based on “Core” ROAE achievement (weighted 66.7% on an absolute basis and 33.3% on a relative basis).
The amount of compensation actually paid to Mr. Taylor and the average amount of compensation actually paid to the other NEOs are generally aligned with “Core” ROAE results over the three years covered by the Pay versus Performance Table. Over that period, the compensation actually paid to Mr. Taylor decreased by 89%
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Executive Compensation
and the average compensation actually paid to the other NEOs decreased by 85%, while our Company’s “Core” ROAE decreased by 73%. The alignment for 2021 and 2022 in particular reflects the significant role of this performance metric in determining the amount of compensation actually paid to the NEOs during the last two fiscal years.
Cumulative TSR of Our Company and Cumulative TSR of the Peer Group
We believe that the TSR of the Company and of the companies included in the Bloomberg REIT Mortgage Index has been affected during the covered years, to varying degrees, by the ongoing negative impacts of the COVID-19 pandemic on macroeconomic conditions and the real estate market fundamentals, as well as the rapid increase in interest rates driven by the aggressive Federal Reserve monetary policy implemented to reduce the high rate of inflation, which has meaningfully contributed to a highly uncertain and volatile capital markets environment. The above factors have impacted various sectors and companies in different ways, including the performance of the Company’s loan portfolio, its capital structure and cost of funds.
FINANCIAL PERFORMANCE MEASURES
As summarized above in “Analysis of the Pay versus Performance Information – Compensation Actually Paid and ‘Core’ ROAE,” “Core” ROAE is the financial performance measure that has been tied to the NEOs’ long-term and short-term incentive awards for the last two fiscal years. During that time, payout levels under the AIP awards was partially determined by the NEOs’ performance relative to certain strategic objectives as well. Accordingly, the following performance measures were the most important performance measures used by our Company during the most recently completed fiscal year to link (i) compensation actually paid to our NEOs to (ii) corporate performance:
•
“Core” ROAE

•
Balance Sheet Management

•
Risk Management

•
Stockholder/Investor Focus

•
Enhancing Franchise Value

Please read “Compensation Discussion and Analysis” for detailed information about the role of these performance metrics in our 2022 executive compensation program.
CEO Pay Ratio
As required by the Dodd-Frank Act, we are providing the following information about the relationship between the annual total compensation of our median employee and the annual total compensation of our CEO.
As of December 31, 2022, we had 35 employees, all of whom were located in the United States and working for our Company full time. To identify the median employee, we calculated all employees’ total 2022 compensation in accordance with the requirements of the Summary Compensation Table, using annualized amounts for anyone who was employed by us for only part of the year. The median employee identified for this disclosure received 2022 compensation at the median point of the 2022 compensation received by all non-CEO employees.
Our median employee’s annual total compensation was $318,450 in 2022, and our CEO’s annual total compensation was $3,759,129 in 2022. These amounts were calculated in accordance with the requirements of the Summary Compensation Table. The ratio of these amounts is 1:11.8.
The ratio stated above is a reasonable estimate calculated in a manner consistent with the applicable SEC regulations under Item 402(u) of Regulation S-K and is not necessarily comparable to the ratios reported by other companies.
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Proposal 2: Approval of Advisory Vote on Executive Compensation
Proposal 2: Approval of Advisory Vote
on Executive Compensation

The SEC adopted rules pursuant to Section 951 of the Dodd-Frank Act that require public companies to provide stockholders with periodic advisory (nonbinding) votes on executive compensation, also referred to as “say-on-pay” proposals.
We are asking you to vote “FOR” the adoption of the following resolution:
RESOLVED: That the stockholders of the Company approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as described in the “Compensation Discussion and Analysis,” the compensation tables and the related disclosure contained in the proxy statement.
For more information regarding our executive compensation program, please see the “Compensation Discussion and Analysis” and “Executive Compensation” sections above.
Because this say-on-pay vote is advisory in nature, it is not binding on us, our Board or our Compensation Committee. However, our Board values our stockholders’ opinion, and our Compensation Committee will take into account the outcome of this vote when considering future executive compensation arrangements.
Our Board has determined that our Company will hold an advisory vote on executive compensation on an annual basis. We currently expect to conduct the next advisory vote on executive compensation at our annual meeting of stockholders in 2024.
Voting Recommendation

PROPOSAL 2: APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR this “Say on Pay” advisory proposal. Our executive compensation program is designed to reward performance and align with stockholders’ interests.
“FOR”
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Proposal 3: Ratification of Appointment of Independent Auditor
Proposal 3: Ratification of Appointment
of Independent Auditor

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Although ratification is not required by our Bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.
In the event stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.
Audit and Non-Audit Fees
We retained Ernst & Young LLP to audit our consolidated financial statements for the year ended December 31, 2022. The table below presents the aggregate fees billed to us for professional services performed by Ernst & Young LLP for the years ended December 31, 2022, and 2021:
	Year Ended December 31,
	2022	2021
Audit fees(1)	$1,063,000	$1,063,000
Audit-related fees	$—	$—
Tax fees(2)	$235,954	$226,281
All other fees	$—	$—
Total	$1,298,954	$1,289,281

(1)
Audit fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, comfort letters to underwriters in connection with our registration statements and security offerings, attest services, consents to the incorporation of the Ernst & Young LLP audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(2)
Tax fees pertain to services performed for tax compliance, including REIT compliance, tax planning and tax advice, including preparation of tax returns and claims for refund and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

2023 PROXY STATEMENT / 71

Proposal 3: Ratification of Appointment of Independent Auditor
Audit Services Pre-Approval Policy
The services performed by Ernst & Young LLP in 2022 were pre-approved by our Audit Committee in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all audit and non-audit services be reviewed and approved by the Audit Committee in advance of their formal initiation.
Voting Recommendation

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF
ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR
The Board of Directors recommends that you vote in favor of the appointment of Ernst & Young LLP as our independent auditor for the year ending December 31, 2023.
”FOR”
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Audit Committee Report
Audit Committee Report

Our Board has appointed an Audit Committee presently composed of independent directors Stephen G. Kasnet, W. Reid Sanders and Hope B. Woodhouse. Mr. Kasnet serves as Chair of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the SEC rules and NYSE listing standards. Our Board has determined that each of Mr. Kasnet and Ms. Woodhouse satisfies the definition of financial sophistication and is an “audit committee financial expert,” as defined under rules and regulations promulgated by the SEC.
Our Audit Committee’s responsibility is one of oversight with respect to the preparation, review and audit of our financial statements and the qualifications, independence and performance of our internal auditors and independent registered public accounting firm, as set forth in its charter which is available on our website at www.gpmtreit.com. It is not the duty of our Audit Committee to prepare our financial statements or to plan or conduct audits. Our management is responsible for preparing our financial statements and for developing, maintaining and evaluating our internal controls. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements and for expressing an opinion as to whether they fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles. Our Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent registered public accounting firm.
Our Audit Committee reviews our financial reporting process on behalf of our Board. In performance of its oversight function, our Audit Committee has met and held discussions with management and our independent registered public accounting firm, Ernst & Young LLP, or EY, with respect to our audited consolidated financial statements for fiscal year 2022 and related matters. Management advised our Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and our Audit Committee has reviewed and discussed the consolidated financial statements with management and EY. EY presented to and reviewed with our Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. EY also provided to our Audit Committee the written disclosures and letter required by the applicable requirements of the PCAOB regarding EY’s communications with our Audit Committee concerning its independence, and, in connection therewith, our Audit Committee discussed with EY their views as to its independence. Our Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, EY. Our Audit Committee meetings regularly include executive sessions with EY without the presence of our management.
In undertaking its oversight function, our Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on EY’s representation included in their report on our financial statements. Our Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as the sufficiency of the external or internal audits or whether our Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2022, be included in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.
Submitted by the Audit Committee of the Company’s Board:
Stephen G. Kasnet (Chair)
W. Reid Sanders
Hope B. Woodhouse
2023 PROXY STATEMENT / 73

Other Matters
Other Matters

Meeting Matters
Our Board does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by our Board or others, the persons named as proxy holders in the accompanying proxy, or their substitutes, will vote on such matters in their discretion to the extent permitted by law.
Stockholder Proposals and Director Nominations for 2024 Annual Meeting
PROPOSALS INCLUDED IN THE PROXY STATEMENT
If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Granite Point Mortgage Trust Inc., 3 Bryant Park, Suite 2400A, New York, New York 10036, on or before December 19, 2023. A proposal must comply with all the requirements of Rule 14a-8 under the Exchange Act to be included in our proxy statement and proxy card relating to such meeting.
We suggest such proposals be submitted by certified mail, return receipt requested. Nothing in this section shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.
DIRECTOR NOMINATIONS OR OTHER PROPOSALS
Outside of Rule 14I(e), stockholders may nominate candidates for election to our Board or propose business for consideration at our 2024 annual meeting of stockholders under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws.
Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2024 annual meeting of stockholders must notify us in writing of such proposal by 5:00 p.m., Eastern Time, on December 19, 2023, but not earlier than November 19, 2023. Any such nomination or proposal must include the information required by our Bylaws. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Annual Report
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, will be sent to any stockholder, without charge, upon written request to Granite Point Mortgage Trust Inc., Attention: Investor Relations, 3 Bryant Park, Suite 2400A, New York, New York 10036. You also may obtain our Annual Report on Form 10-K on the Internet at the SEC’s website, www.sec.gov, or on our website at www.gpmtreit.com.
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Frequently Asked Questions
Frequently Asked Questions

What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following matters:
(1)
To elect as directors the six nominees named in this proxy statement;

(2)
To approve on an advisory basis the compensation of our named executive officers;

(3)
To ratify the appointment of Ernst & Young LLP to serve as our independent auditor for our fiscal year ending December 31, 2023; and

(4)
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?
We currently are not aware of any business to be acted upon at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares of common stock or act on those matters according to their best judgment.
Why is the Company holding a virtual annual meeting?
We have elected to conduct our Annual Meeting in a virtual format in order to better facilitate stockholder participation by enabling stockholders to participate fully, and equally, from any location at no cost. We believe this approach increases our ability to engage with all stockholders, regardless of size, resources or physical location, and also provides cost savings for the Company. We have designed this virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the online format allows stockholders to communicate with us in advance of, and during, the meeting so they can ask any appropriate questions to management and our Board.
Who is entitled to vote at the Annual Meeting?
Our Board has set April 3, 2023, as the record date for the Annual Meeting. This means that the holders of our common stock as of the close of business on that date are entitled to receive notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 51,526,039 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
A list of the holders of our common stock as of the record date will be available at our principal executive office, during normal business hours for the ten days preceding the Annual Meeting, for examination by any registered holder of common stock as of the record date for any purpose pertaining to the Annual Meeting. Our principal executive office is located at 3 Bryant Park, Suite 2400A, New York, New York 10036.
What are my voting rights?
You are entitled to one vote for each share of our common stock held by you on the record date on all matters presented at the Annual Meeting or any adjournment or postponement thereof. There is no cumulative voting.
How many shares must be present to hold the Annual Meeting?
The presence, in person or represented by proxy, of the holders of shares of our common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the
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Frequently Asked Questions
transaction of business at the Annual Meeting. Your shares will be counted toward the quorum if you submit a proxy or vote at the Annual Meeting. Shares represented by proxies marked “abstain” and “broker non-votes” also are counted in determining whether a quorum is present.
What is a proxy?
A proxy is your designation of another person to vote shares of our common stock that you own. The person you designate is called a proxy holder. If you designate someone as your proxy holder in a written document, that document also is called a proxy or a proxy card. When you designate a proxy holder, you also may direct the proxy holder how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxy holders for our Annual Meeting: John (“Jack”) A. Taylor, our President and Chief Executive Officer, and Michael J. Karber, our Vice President, General Counsel and Secretary.
What is a proxy statement?
A proxy statement is a document that SEC regulations require us to make available to you by Internet or, if you request, by mail when we ask you to designate proxy holders to vote your shares of our common stock at a meeting of our stockholders. This proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by regulations of the SEC and rules of the NYSE.
Why did I receive a notice instead of a full set of proxy materials?
As permitted by SEC rules, we have elected to provide access to our proxy materials over the Internet, which reduces the environmental impact and costs of our Annual Meeting. Accordingly, we mailed a Notice of Availability to beneficial owners and the holders of record of our common stock who have not previously requested a printed set of proxy materials. All holders of common stock will be able to access our proxy materials on the website referred to in the Notice of Availability (www.proxyvote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice of Availability.
Why did I receive more than one notice or printed set of proxy materials?
If you receive more than one Notice of Availability or printed set of proxy materials, it likely means that you hold shares of our common stock in more than one account. To ensure that all your shares are voted, you should vote once for each control number you receive, as described below under “How can I vote prior to the Annual Meeting?”
How can I obtain a paper copy or an electronic copy of the proxy materials?
To obtain a paper copy or an electronic copy of the proxy materials, you will need your control number, which was provided to you in the Notice of Availability or the proxy card included with your printed set of proxy materials. Once you have your control number, you may request a paper copy or an electronic copy of our proxy materials using any of the following methods: (i) visit www.proxyvote.com and enter your control number when prompted; (ii) call 1-800-579-1639 and enter your control number when prompted; or (iii) send an email requesting electronic delivery of the materials to sendmaterial@proxyvote.com.
What is the difference between a stockholder of record and a beneficial owner?
If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record with respect to those shares.
If your shares of common stock are held in a brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee on how to vote the shares that you beneficially own and you are also invited to attend our Annual Meeting. However, beneficial owners generally cannot vote their shares directly because they are not the stockholder of record; instead, beneficial owners must instruct the broker, bank, trustee or other nominee how to vote their shares using the method described below under “How can I vote prior to the Annual Meeting?”
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Frequently Asked Questions
Where can I find the voting results of the Annual Meeting?
We plan to publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
How can I vote prior to the Annual Meeting?
Stockholders of Record. If you are a holder of record of our common stock, you may vote your shares or submit a proxy to be voted at the Annual Meeting by one of the following methods:
Vote by Internet: You may authorize your proxy online via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice of Availability or proxy card.
Vote by Telephone: You may authorize your proxy by touch-tone telephone by calling the number and following the instructions provided on the Notice of Availability or proxy card.
Vote by Mail: If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.
Beneficial Owners. If your shares of common stock are held in a brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record. Other than ratifying the appointment of Ernst & Young LLP as our independent auditor for the year ending December 31, 2023, your broker, bank, trustee or other nominee is not permitted to vote your shares of stock on any proposal unless you provide them with specific instructions on how to vote your shares of common stock. You should instruct your broker, bank, trustee or other nominee how to vote your shares of common stock by following the directions provided by such party. However, if you request the proxy materials by mail after receiving a Notice of Availability from your broker, bank, trustee or other nominee, you will receive a voting instruction form (not a proxy card) to use in directing such party how to vote your shares.
Can I vote my shares during the Annual Meeting?
You may vote your shares during the Annual Meeting until such time as the Chair declares the polls closed by visiting www.virtualshareholdermeeting.com/GPMT2023 and following the instructions. You will need the 16-digit control number included in your proxy card, voting instruction form or Notice of Availability.
How are abstentions and broker non-votes treated?
Under NYSE rules, brokers, banks, trustees or other nominees who hold shares for a beneficial owner have the discretion to vote on a limited number of “routine” proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the annual meeting. A “broker non-vote” occurs when a broker, bank, trustee or other nominee does not receive such voting instructions and does not have the discretion to vote the shares. Pursuant to Maryland law, abstentions and broker non-votes are not included in the determination of the shares of common stock voting on such matters, but are counted for quorum purposes.
The only “routine” matter to be voted on at our Annual Meeting is Proposal 3: Ratification of Appointment of Independent Auditor. Therefore, if you do not provide voting instructions to your broker, bank, trustee or other nominee, they may vote your shares only on Proposal 3.
Your vote is important. We urge you to vote, or to instruct your broker, bank, trustee or other nominee how to vote, your shares on all matters before the Annual Meeting. For more information regarding the effect of abstentions and broker non-votes on the outcome of a vote, please see “How does our Board recommend that I vote my shares and what vote is required for approval of each proposal at the Annual Meeting?” and “If I submit my proxy, how will my shares of common stock be voted?” below.
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Frequently Asked Questions
How does our Board recommend that I vote my shares and what vote is required for approval of each proposal at the Annual Meeting?
Proposal	Board Recommendation	Available Voting Options	Voting Approval Standard	Effect of an Abstention	Effect of a Broker Non-Vote
1 Election of directors	FOR each of the six nominees	FOR, AGAINST or ABSTAIN, with respect to each nominee	A nominee who receives a majority of all votes cast FOR such nominee is elected as a director	No Effect	No Effect
2 Approval of advisory vote on executive compensation	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	No Effect
3 Ratification of appointment of independent auditor	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	Not Applicable
If I submit my proxy, how will my shares of common stock be voted?
How Do You Hold Your Shares?	How Your Shares Will Be Voted if You Specify How to Vote:	How Your Shares Will Be Voted if You Do Not Specify How to Vote:
Stockholder of Record (your shares are registered in your name)	The named proxy holders will vote your shares as you direct on the proxy card.	The named proxy holders will vote as recommended by our Board. In the case of Proposal 1, that means your shares will be voted FOR each director nominee. In the case of Proposals 2-3, that means your shares will be voted FOR each proposal.
Beneficial Owner (your shares are held in “street name”)	Your broker, bank, trustee or other nominee will vote your shares as you direct them to.	Your broker, bank, trustee or other nominee may use its discretion to vote only on items deemed by the NYSE to be “routine,” such as Proposal 3: Ratification of Appointment of Independent Auditor. For non-routine items, such as Proposals 1-2, your shares will be considered “uninstructed” and result in a broker non-vote.
Can I change my vote after submitting my proxy?
You may change your vote at any time before the proxy is exercised. If you are a holder of record of our common stock and you voted by mail, you may revoke your proxy at any time before it is voted at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by voting via the Internet during the virtual Annual Meeting or by giving written notice of such revocation to the Secretary. If you voted by Internet or telephone, you may also change your vote with a timely and valid later-dated Internet or telephone vote, as the case may be, or by voting via the Internet during the Annual Meeting. Attendance at the virtual Annual Meeting will not have the effect of revoking a proxy unless (i) you give proper written notice of revocation to the Secretary before the proxy is exercised or (ii) you vote online during the Annual Meeting.
Notices of revocation of proxies should be sent to Granite Point Mortgage Trust Inc., Attention: Michael J. Karber, Vice President, General Counsel and Secretary, 3 Bryant Park, Suite 2400A, New York, New York 10036.
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Frequently Asked Questions
Who will count the votes?
Broadridge Financial Solutions, Inc., our independent proxy tabulator, will count the votes.
How can I attend the Annual Meeting?
The Annual Meeting will be conducted virtually via the Internet on Thursday, June 1, 2023. You can attend the meeting by logging in to www.virtualshareholdermeeting.com/GPMT2023 and following the instructions provided on your Notice of Availability. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are present when the meeting starts. Only stockholders who own shares of our common stock as of the record date, April 3, 2023, may submit questions and vote at the Annual Meeting. You may still virtually attend the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
If you wish to attend the virtual Annual Meeting at a location provided by us, our legal counsel, Skadden, Arps, Slate, Meagher & Flom LLP, will air the webcast at its offices located at One Manhattan West, New York, New York 10001. Please note that no members of management or our Board will be in attendance at this location, and you will not have the ability to vote your shares during the Annual Meeting from this location. If you wish to attend the Annual Meeting via webcast at Skadden, Arps, Slate, Meagher & Flom LLP’s offices, you must complete and return the Reservation Request Form found at the end of this proxy statement.
How can I submit questions for the Annual Meeting?
You may submit questions prior to the meeting at www.proxyvote.com or during the meeting by logging in to www.virtualshareholdermeeting.com/GPMT2023. Questions pertinent to matters to be acted upon at the Annual Meeting, as well as appropriate questions regarding the business and operations of the Company, will be answered during the Annual Meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question-and-answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.
What is householding?
We may send a single Notice of Availability, as well as other stockholder communications, to any household at which two or more stockholders reside unless we receive other instructions from you. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs, and conserve natural resources. If your Notice of Availability is being householded and you wish to receive multiple copies of the Notice of Availability, or if you are receiving multiple copies and would like to receive a single copy, you may contact:
Broadridge Financial Solutions, Inc.
Householding Department
51 Mercedes Way
Edgewood, New York 11717
1-866-540-7095
If you participate in householding and would like to receive a separate copy of our Annual Report on Form 10-K, Notice of Availability or proxy statement, please contact Broadridge in the manner described above. Broadridge will deliver the requested documents to you promptly upon receipt of your request.
Who pays for the cost of proxy preparation and solicitation?
We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our common stock. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors and officers may solicit proxies by telephone, electronic transmission and personally. Our directors and officers will not receive any special compensation for such services. We have retained Alliance Advisors, LLC, to assist in the solicitation of proxies for the Annual Meeting for a fee of $15,000, plus associated costs and expenses.
2023 PROXY STATEMENT / 79

Frequently Asked Questions
Who can help answer my questions?
If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, please contact our Investor Relations department at our principal executive office:
Granite Point Mortgage Trust Inc.
Attention: Investor Relations
3 Bryant Park, Suite 2400A
New York, New York 10036
Phone 212-364-5500
Email: investors@gpmtreit.com
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Appendix – Definitions and GAAP Reconciliation
Appendix – Definitions and GAAP Reconciliation

Debt-to-Equity
Definition: Borrowings outstanding on repurchase facilities, securitized debt obligations, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity.
Distributable Earnings
DEFINITION AND USE
Beginning with our Annual Report on Form 10-K for the year ended December 31, 2020, and for all subsequent reporting periods ending on or after December 31, 2021, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall run-rate operating performance of our business.
We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income (loss) or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments.
While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan.
During the year ended December 31, 2022, we recorded provision for credit losses of $(69.3) million, of which $(44.2) million has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. Pursuant to our existing policy for reporting Distributable Earnings referenced above, during the year ended December 31, 2022, we recorded a $0.5 million recovery of amounts previously written off in a prior period on
2023 PROXY STATEMENT / A-1

Appendix – Definitions and GAAP Reconciliation
a discounted payoff. Additionally, during the year ended December 31, 2022, we recorded $(25.6) million in write-offs, which we included in Distributable Earnings because we did not collect all amounts due at the time the loans were resolved. During the year ended December 31, 2022, we recorded a $(18.8) million loss on early extinguishment of debt, which has been excluded from Distributable Earnings consistent with certain one-time expenses pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business.
Distributable Earnings does not represent net income (loss) or cash flow from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.
RECONCILIATION TO RELATED GAAP MEASURE
($ in millions, except per share data)	2022
GAAP Net (Loss)	$(55.3)
Adjustments:
Provision for Credit Losses	$69.3
Write-offs	$(25.6)
Recovery of amounts previously written off	$0.5
Loss on Extinguishment of Debt	$18.8
Non-Cash Equity Compensation	$7.0
Distributable Earnings	$14.7
Basic Wtd. Avg. Common Shares	53,011,806
Distributable Earnings Per Basic Share	$0.28
Stabilized LTV
Definition: The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with the Uniform Standards of Professional Appraisal Practice) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.
Weighted Average Yield
Definition: Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed-rate loans.
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Detach Here
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GRANITE POINT MORTGAGE TRUST INC.
2023 ANNUAL MEETING OF STOCKHOLDERS
RESERVATION REQUEST FORM
If you wish to attend the webcast of Granite Point Mortgage Trust Inc.’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP (located at One Manhattan West, New York, New York 10001), you must complete the following information and return the form to Granite Point Mortgage Trust Inc., Attention: Michael J. Karber, General Counsel and Secretary, 3 Bryant Park, Suite 2400A, New York, New York 10036. Please note that no members of management or our Board will be in attendance at Skadden, Arps, Slate, Meagher & Flom LLP’s offices and you will not have the ability to vote your shares from that location. This form must be received by Granite Point Mortgage Trust Inc. no later than May 30, 2023.
Your name and address:

Number of shares of Granite Point Mortgage Trust Inc. common stock you hold:

Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to vote via the Annual Meeting webcast. If the shares listed above are not registered in your name, identify the name of the registered stockholder below and include evidence that you beneficially own the shares.
Record stockholder:

  (name of your bank, broker or other nominee)

THIS IS NOT A PROXY CARD
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GRANITE POINT
MORTGAGE TRUST

3 Bryant Park, 24th Floor, New York, NY 10036
212.364.5500 www.gpmtreit.com

GRANITE POINT MORTGAGE TRUST INC. 3 BRYANT PARK, SUITE 2400ANEW YORK, NY 10036 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 31, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GPMT2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time May 31, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D97655-P88538KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYGRANITE POINT MORTGAGE TRUST INC. The Board of Directors recommends you vote FOR the following proposal:1.Election of Directors Nominees: 1a. Tanuja M. Dehne 1b. Stephen G. Kasnet 1c. Sheila K. McGrath 1d. W. Reid Sanders 1e. John A. Taylor 1f. Hope B. Woodhouse The Board of Directors recommends you vote FOR proposals 2 and 3.2.To approve on an advisory basis the compensation of our named executive officers. For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! ! 3.To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2023. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For Against Abstain! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.D97656-P88538GRANITE POINT MORTGAGE TRUST INC.Annual Meeting of StockholdersJune 1, 2023 10:00 AM Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby authorizes and appoints John A. Taylor and Michael J. Karber, and each of them, as proxy holders, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held virtually on Thursday, June 1, 2023, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the advisory vote on executive compensation, FOR ratification of the independent auditor appointment, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable.The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Stockholders.Continued and to be signed on reverse side